UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

LANTRONIX, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LANTRONIX, INC.

167 Technology Drive

Irvine, California 92618

(949) 453-3990

www.lantronix.com

October  3, 2012

Dear Stockholders:

You are cordially invited to attend the 2012 annual meeting of stockholders of Lantronix, Inc., a Delaware Corporation, which will be held at our corporate headquarters located at 167 Technology Drive, Irvine, California 92618 on November 12, 2012 at 9:00 a.m., Pacific Standard Time.

Details of the business to be conducted at the annual meeting are included in the attached Notice of the 2012 Annual Meeting of Stockholders and Proxy Statement.

At the meeting, in addition to discussing the matters described in the Proxy Statement, I, along with our Chief Executive Officer and President, Kurt Busch, will report on our achievements during the 2012 fiscal year and discuss our plans for continued growth and success.

It is important that your shares be represented at the meeting and voted in accordance with your wishes. Whether or not you plan to attend the meeting, we urge you to complete a proxy as promptly as possible — by Internet, telephone or mail — so that your shares will be voted at the annual meeting. This will not limit your right to vote in person or to attend the meeting.

We look forward to seeing you at the upcoming Annual Meeting of Stockholders.

Sincerely,

Bernhard Bruscha

Chairman

Board of Directors

LANTRONIX, INC.

167 Technology Drive

Irvine, California 92618

(949) 453-3990

www.lantronix.com

NOTICE OF 2012 ANNUAL MEETING OF STOCKHOLDERS

Dear Stockholder:

We hereby notify you that we are holding our 2012 annual meeting of stockholders at our corporate headquarters located at 167 Technology Drive, Irvine, California, 92618, on Wednesday, November 12, 2012, at 9:00 a.m., Pacific Standard Time, for the following purposes:

1.	To elect five (5) directors to the board of directors to serve until our next annual meeting of stockholders and until such directors’ successors are duly elected and qualified, or until such directors’ earlier resignation or removal (Proposal 1);

2.	To consider and vote upon the ratification of the appointment of Squar, Milner, Peterson, Miranda & Williamson, LLP as our independent registered public accountants for the fiscal year ending June 30, 2013 (Proposal 2);

3.	To consider and vote upon a proposal to approve and adopt our Amended and Restated 2010 Stock Incentive Plan which increases the aggregate number of shares of common stock reserved for issuance under the plan from 1,350,000 to 2,700,000 (Proposal 3);

4.	To consider and vote upon a proposal to approve and adopt our 2013 Employee Stock Purchase Plan (Proposal 4);

5.	To consider and vote upon a proposal to approve and adopt an amendment to Article II, Section 2.5 of to our Amended and Restated Bylaws regarding advance notice procedures (Proposal 5);

6.	To consider and vote upon a proposal to approve and adopt an amendment to Article III, Section 3.3 of to our Amended and Restated Bylaws regarding the election of directors (Proposal 6); and

7.	To transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

Proposal 5 and Proposal 6 (collectively, the “Bylaws Proposals”) comprise two related and interdependent proposals for stockholder action. Implementation of each proposal is contingent upon the implementation of the other proposal. Accordingly, we will not implement either of the Bylaws Proposals unless both of the Bylaws Proposals are approved by our stockholders.

The foregoing proposals are more fully described in the proxy statement accompanying this notice. Stockholders of record who owned our common stock at the close of business on September 25, 2012 are entitled to attend and vote at the annual meeting.

Bernhard Bruscha

Chairman

Board of Directors

Irvine, California

October  3, 2012

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 12, 2012

This Proxy Statement and our 2012 Annual Report for the fiscal year ended June 30, 2012 are available on the Internet at www.proxyvote.com.

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY OR SUBMIT YOUR PROXY THROUGH THE INTERNET OR BY TELEPHONE AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR YOUR CONVENIENCE IF YOU CHOOSE TO SUBMIT YOUR PROXY BY MAIL. EVEN IF YOU HAVE VOTED BY PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE ANNUAL MEETING, YOU MUST OBTAIN A PROXY ISSUED IN YOUR NAME FROM THAT RECORD HOLDER.

PRELIMINARY PROXY STATEMENT

LANTRONIX, INC.

167 Technology Drive

Irvine, California 92618

(949) 453-3990

www.lantronix.com

PROXY STATEMENT FOR

2012 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 12, 2012

We cordially invite you to attend the 2012 annual meeting of stockholders (the “Annual Meeting”) for Lantronix, Inc. (the “Company”). This proxy statement is being furnished by and on behalf of our board of directors (the “Board”) in connection with the solicitation of proxies to be voted at the Annual Meeting. In this proxy statement we refer to the fiscal year ended June 30, 2012 as the 2012 fiscal year. The date, time and place of the Annual Meeting are:

Date:	November 12, 2012
Time:	9:00 a.m., Pacific Standard Time
Place:	Lantronix Headquarters 167 Technology Drive, Irvine, California 92618

These proxy materials are first being sent to the stockholders on or about October 3, 2012.

At the Annual Meeting, stockholders will be asked to:

1.	To elect five (5) directors to the Board to serve until our next Annual Meeting of stockholders and until such directors’ successors are duly elected or and qualified, or until such directors’ earlier resignation or removal (Proposal 1);

2.	To consider and vote upon the ratification of the appointment of Squar, Milner, Peterson, Miranda & Williamson, LLP as the Company’s independent registered public accountants for the fiscal year ending June 30, 2013 (Proposal 2);

3.	To consider and vote upon a proposal to approve and adopt the Company’s Amended and Restated 2010 Stock Incentive Plan which increases the aggregate number of shares of common stock reserved for issuance under the plan from 1,350,000 to 2,700,000 (Proposal 3);

4.	To consider and vote upon a proposal to approve and adopt the Company’s 2013 Employee Stock Purchase Plan (Proposal 4);

5.	To consider and vote upon a proposal to approve and adopt an amendment to Article II, Section 2.5 of the Company’s Amended and Restated Bylaws regarding advance notice procedures (Proposal 5);

6.	To consider and vote upon a proposal to approve and adopt an amendment to Article III, Section 3.3 of the Company’s Amended and Restated Bylaws regarding the election of directors (Proposal 6); and

7.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

LANTRONIX, INC.

PROXY STATEMENT FOR THE

2012 ANNUAL MEETING OF STOCKHOLDERS

TABLE OF CONTENTS

Page

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	1

Where and when will the Annual Meeting be held?	1
I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?	1
Who can vote?	1
How are votes counted?	1
What is the required vote for approval?	2
How do I vote?	2
Stockholder of Record: Shares Registered in Your Name	2
Beneficial Owner of Shares Registered in the Name of Your Broker, Bank or Other Agent	2
How does the Board recommend that I vote?	3
What if other matters come up at the Annual Meeting?	3
Can I change my vote after I submit my proxy?	3
Can I vote in person at the Annual Meeting rather than by authorizing a proxy?	3
How will my shares be voted?	3
How can I get electronic access to proxy materials?	4
Who will count the votes?	4
What is the deadline to propose actions for consideration at next year’s Annual Meeting of stockholders?	4
Who pays for this proxy solicitation?	4

CORPORATE GOVERNANCE	5

Nomination of Director Candidates	5
Director Independence; Board Leadership Structure	5
Risk Oversight	5
Meetings of the Board	6
Committees of the Board	6
Audit Committee	6
Compensation Committee	7
Corporate Governance and Nominating Committee	7
Criteria for Director Nominees and Board Diversity	8
Code of Conduct and Complaint Procedures	9
Stockholder Communications with Our Board	9

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Table of Contents

(continued)

Page

PROPOSAL 1 – ELECTION OF DIRECTORS	10

PROPOSAL 2 – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS	13

PROPOSAL 3 – APPROVAL AND ADOPTION OF THE AMENDED AND RESTATED 2010 STOCK INCENTIVE PLAN	16

PROPOSAL 4 – APPROVAL AND ADOPTION OF THE 2013 EMPLOYEE STOCK PURCHASE PLAN	22

INTRODUCTION TO PROPOSALS 5 AND 6	25

PROPOSAL 5 – APPROVAL AND ADOPTION OF AN AMENDMENT TO ARTICLE II, SECTION 2.5 OF THE COMPANY’S AMENDED AND RESTATED BYLAWS REGARDING ADVANCE NOTICE PROCEDURES	25

PROPOSAL 6 – APPROVAL AND ADOPTION OF AN AMENDMENT TO ARTICLE III, SECTION 3.3 OF THE COMPANY’S AMENDED AND RESTATED BYLAWS REGARDING ELECTION OF DIRECTORS	27

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	29

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	31

DIRECTOR COMPENSATION	33

EXECUTIVE COMPENSATION	35

Summary Compensation Table For Fiscal Years Ended June 30, 2012 and 2011	35
Equity Compensation Plan Information	37
Employment Contracts and Termination of Employment and Change of Control Arrangements	38

OTHER INFORMATION	39

Section 16(a) Beneficial Ownership Reporting Compliance	39
Policies and Procedures with Respect to Related Party Transactions	39
Related Party Transactions	39
Indemnification and Insurance	39

ANNUAL REPORT ON FORM 10-K	40

WHERE YOU CAN FIND MORE INFORMATION	40

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GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

In this section of the proxy statement, we answer some common questions regarding the Annual Meeting and the voting of shares at the meeting.

Where and when will the Annual Meeting be held?

The date, time and place of the meeting are:
November 12, 2012
9:00 a.m. (Pacific Standard Time)
Lantronix Headquarters
167 Technology Drive, Irvine, California 92618

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

If you share an address with another stockholder, you may receive only one set of proxy materials unless you have provided instructions to the contrary. If you wish to receive a separate set of proxy materials now, please send your request to: Lantronix, Inc., 167 Technology Drive, Irvine, California 92618, Attention: Chief Financial Officer, or contact our Chief Financial Officer by phone at (949) 453-3990. A separate set of proxy materials will be sent promptly following receipt of your request. You may also contact us if you received multiple copies of the proxy materials and would prefer to receive a single copy in the future.

Who can vote?

You can vote your shares of common stock if our records show that you were the owner of the shares as of the close of business on September 25, 2012 (the “Record Date”). As of September 25, 2012, there were a total of 14,576,560 shares of our common stock outstanding and entitled to vote at the Annual Meeting. You have one vote for each share of common stock that you own.

How are votes counted?

We will convene the Annual Meeting if stockholders representing the required quorum of shares of common stock entitled to vote either sign and return their paper proxy cards, authorize a proxy to vote electronically or telephonically or attend the meeting. A majority of the shares of common stock entitled to vote at the meeting present in person or by proxy will constitute a quorum. If you sign and return your paper proxy card or authorize a proxy to vote electronically or telephonically, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote as indicated in the proxy materials. Broker non-votes (which occur when a brokerage firm has not received voting instructions from the beneficial owner on a non-routine matter, as defined by the New York Stock Exchange (the “NYSE”)), as well as abstentions, will also be considered present for the purpose of determining whether we have a quorum.

Your shares may be voted on Proposal 2 if they are held in the name of a brokerage firm, even if you do not provide the brokerage firm with voting instructions. Brokerage firms have the authority under the NYSE rules to cast votes on certain “routine” matters if they do not receive instructions from their customers. Proposal 2 is considered a routine matter for which brokerage firms may vote shares for which they did not receive instructions from beneficial owners. Proposals 1, 3, 4, 5 and 6 are not considered routine matters and therefore, if you do not provide voting instructions to your brokerage firm as described below, no vote for your shares will be cast with respect to these proposals.

For purposes of Proposal 1, abstentions and broker non-votes, if any, will be entirely excluded from the vote and will not be counted in determining the outcome of a director’s election. For purposes of Proposals 2, 3 and 4, abstentions will be treated as shares present in person or represented by proxy at the Annual Meeting, so abstaining has the same effect as votes against the proposal, and broker non-votes, if any, will not be counted in determining the outcome of the proposal. For purposes of Proposals 5 and 6, abstentions and broker non-votes will have the same effect as votes against the proposal.

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What is the required vote for approval?

The election of each of our nominees for director under Proposal 1 requires a plurality of all the votes cast at the Annual Meeting.

Approval and adoption of Proposals 2, 3 and 4 will require the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon.

Approval and adoption of Proposals 5 and 6 will require the affirmative vote of 66 2/3% of the outstanding shares of our common stock. As previously indicated, Proposal 5 and Proposal 6 comprise two related and interdependent proposals for stockholder action and the implementation of each proposal is contingent upon the adoption of both proposals. Accordingly, we will not implement either Proposal 5 or Proposal 6 unless both proposals are approved by our stockholders.

How do I vote?

For each proposal, you may vote “For” or “Against” or abstain from voting. The procedures for voting are described below, based upon your form of ownership.

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the Annual Meeting. We will give you a ballot when you arrive.

If you do not wish to vote in person or you will not be attending the Annual Meeting, you may vote by proxy. You may vote by proxy using the enclosed proxy card, vote by proxy on the Internet or vote by proxy over the telephone. The procedures for voting by proxy are as follows:

•	To vote by proxy using the enclosed proxy card, complete, sign and date your proxy card and return it promptly in the envelope provided.

•	To vote by proxy on the Internet, go to www.proxyvote.com and follow the instructions provided. Please have your proxy card in hand when accessing the website, as it contains a 12-digit control number required to vote.

•	To vote by proxy over the telephone, dial the toll-free phone number listed on your proxy card under the heading “Vote by Phone” (1-800-690-6903) using a touch-tone phone and follow the recorded instructions. Please have your proxy card in hand when calling, as it contains a 12-digit control number required to vote.

You can authorize a proxy to vote by telephone or via the Internet at any time prior to 11:59 p.m. Pacific Standard Time, November 11, 2012, the day before the Annual Meeting.

We provide Internet and telephone proxy voting with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet and telephone access, such as usage charges from Internet access providers and telephone companies.

Beneficial Owner: Shares Registered in the Name of Your Broker, Bank or Other Agent

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from the Company. To ensure that your vote is counted, simply complete and mail the proxy card or, if provided by your agent, follow the instructions for submitting your proxy through the Internet or by phone. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent in whose name the shares are registered. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy form.

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How does the Board recommend that I vote?

The Board recommends that you vote your shares “FOR” each of the nominees for election to the Board and “FOR” all of the proposals.

What if other matters come up at the Annual Meeting?

The only matters we now know of that will be voted on at the Annual Meeting include the proposals we have described in this proxy statement: (i) the election of five directors, (ii) the ratification of the appointment of Squar, Milner, Peterson, Miranda & Williamson, LLP as our independent accountants for the fiscal year ending June 30, 2013, (iii) the approval and adoption of our Amended and Restated 2010 Stock Incentive Plan, (iv) the approval and adoption of our 2013 Employee Stock Purchase Plan, (v) the approval and adoption of an amendment to Article II, Section 2.5 of our Amended and Restated Bylaws regarding advance notice procedures and (vi) the approval and adoption of an amendment to Article III, Section 3.3 of our Amended and Restated Bylaws regarding the election of directors. If other matters are properly presented at the meeting, the proxies designated in the proxy cards will vote your shares in their discretion.

Can I change my vote after I submit my proxy?

Yes. At any time before the vote on a proposal, you can change your vote either by executing or authorizing, dating and delivering to us a new proxy via the Internet, by telephone or mail prior to the Annual Meeting, by giving us a written notice revoking your proxy card or by attending the Annual Meeting and voting your shares in person. Your attendance at the Annual Meeting will not, by itself, revoke a proxy previously given by you. We will honor the proxy card or authorization with the latest date.

Proxy revocation notices should be sent to Lantronix, Inc., 167 Technology Drive, Irvine, California 92618, Attention: Corporate Secretary.

Can I vote in person at the Annual Meeting rather than by authorizing a proxy?

Yes. Although we encourage you to complete and return a paper proxy card or authorize a proxy to vote telephonically or electronically via the Internet, to ensure that your vote is counted, you can attend the Annual Meeting and vote your shares in person even if you have submitted a paper proxy card or authorized a proxy electronically or telephonically.

How will my shares be voted?

Any proxy which you return properly completed and which is not revoked will be voted as you direct. If you are a shareholder of record and you indicate when voting by internet or by telephone that you wish to vote as recommended by our Board or if you sign and return a proxy card without giving specific instructions, then the persons designated as proxy holders in the accompanying proxy card(s) will vote “FOR” the election of the nominees for director, “FOR” the proposal to ratify the appointment of Squar, Milner, Peterson, Miranda & Williamson, LLP as the Company’s independent registered public accountants for the fiscal year ending June 30, 2013; “FOR” the proposal to approve and adopt of the Company’s Amended and Restated 2010 Stock Incentive Plan which increases the aggregate number of shares of common stock reserved for issuance under the plan from 1,350,000 to 2,700,000; “FOR” the proposal to approve and adopt the Company’s 2013 Employee Stock Purchase Plan; “FOR” the proposal to approve and adopt an amendment to Article II, Section 2.5 of the Company’s Amended and Restated Bylaws regarding advance notice procedures; “FOR” the proposal to approve and adopt an amendment to Article III, Section 3.3 of the Company’s Amended and Restated Bylaws regarding the election of directors. If you are a beneficial owner of shares of the Company’s common stock and your bank or brokerage firm does not receive instructions from you about how your shares are to be voted, then the organization that holds your shares will vote your shares as described above under the heading “How do I vote?”

In the event any director nominee is unable to or declines to serve as a director at the time of the Annual Meeting (which is not anticipated), the persons named in the enclosed proxy card(s) will vote for the election of such person or persons as may be designated by the present Board. As to any other business or matters which might otherwise properly come before the Annual Meeting, the proxy holders will vote in accordance with their best judgment, although the Company does not presently know of any such other business.

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How can I get electronic access to proxy materials?

The notice of annual meeting, this proxy statement and our Annual Report to Shareholders are available on the internet at www.proxyvote.com.

Who will count the votes?

Representatives of Computershare Trust Services, Inc. will count the votes and will serve as the independent inspector of election.

What is the deadline to propose actions for consideration at next year’s Annual Meeting of stockholders?

Stockholder Proposals Under Rule 14a-8. In order for a stockholder proposal to be eligible for inclusion in our Proxy Statement under the Rules of the Securities and Exchange Commission (the “SEC”) for the 2013 Annual Meeting, the written proposal must be received by the Secretary of the Company at the Company’s offices no later than the close of business on June 5, 2013 and must comply with the requirements of the rules established by the SEC under Rule 14a-8. Proposals should be addressed to: Lantronix, Inc., 167 Technology Drive, Irvine, California 92618, Attention: Corporate Secretary.

Stockholder Proposals Under the Company’s Amended and Restated Bylaws. Currently, the Company’s Amended and Restated Bylaws (the “Bylaws”) provide that in order for a stockholder proposal to be submitted at the 2013 Annual Meeting, including nominations for candidates for election as directors (e.g., a stockholder proposal that is not intended to be included in our proxy statement under Rule 14a-8), written notice to the Corporate Secretary of the Company of such proposal must be received at our executive offices:

—	not earlier than the close of business on July 20, 2013; and

—	not later than the close of business on August 19, 2013.

If the date of the stockholder meeting is moved more than 30 days before or 60 days after the anniversary of our 2012 Annual Meeting, then notice of a stockholder proposal that is not intended to be included in our proxy statement under Rule 14a-8 must be received no earlier than the close of business 120 days prior to the meeting and not later than the close of business on the later of the following two dates:

—	90 days prior to the meeting; and

—	10 days after public announcement of the meeting date.

If the Bylaws Proposals are adopted by the stockholders, the deadline by which a stockholder must give advance written notice regarding an annual meeting will be tied to the first anniversary of the 2012 Annual Meeting. If such Bylaws Proposals are adopted, the dates listed above regarding deadlines for stockholder proposals will be revised so that to be timely for the 2013 Annual Meeting (assuming that the 2013 Annual Meeting is held on a date within 30 days before or 60 days after November 12, 2013) a stockholder’s written notice of such proposal must be delivered to or mailed and received by our Corporate Secretary:

—	not earlier than the close of business on July 15, 2013; and

—	not later than the close of business on August 14, 2013.

The Stockholder Proposal Submission Requirements set forth in our Bylaws are independent of, and in addition to, the notice requirements under SEC Rule 14a-8, as discussed above, for inclusion of a stockholder proposal in our proxy materials.

The Company’s Bylaws require that a stockholder must provide certain information concerning the proposing person, the nominee and the proposal, as applicable. Nominations and proposals not meeting the requirements set forth in the Company’s Bylaws will not be entertained at the 2013 Annual Meeting. Stockholders should contact the Corporate Secretary in writing at 167 Technology Drive, Irvine, CA 92618 to obtain additional information as to the proper form and content of stockholder nominations or proposals.

Who pays for this proxy solicitation?

We do. In addition to sending you these proxy materials, some of our employees may contact you by mail, telephone, facsimile, email or personal solicitation. None of these employees will receive any extra compensation for doing this. The Company will, at its expense, request brokers and other custodians, nominees, and fiduciaries to forward proxy soliciting material to the beneficial owners of shares held of record by such persons.

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CORPORATE GOVERNANCE

Nomination of Director Candidates

The Corporate Governance and Nominating Committee considers candidates for Board membership, and recommends director nominees to the Board for consideration and approval. There are no specific minimum qualifications that a director must possess to be nominated. However, the Corporate Governance and Nominating Committee assesses the appropriate skills and characteristics of a nominee based on the composition of the Board as a whole and based on the nominee’s qualifications, such as independence, diversity, skills, age and experience in such areas as operations, finance, marketing and sales. See also “Corporate Governance and Nominating Committee” below.

The Corporate Governance and Nominating Committee also will consider qualified candidates for director nominees suggested by the Company’s stockholders. Stockholders can suggest qualified candidates for director nominees may do so by giving the candidate’s name and qualifications in writing to the Company at the following address: Lantronix, Inc., 167 Technology Drive, Irvine, California 92618, Attention: Corporate Secretary. The Corporate Governance and Nominating Committee will consider such suggestions for candidates for Board membership, but it is not obligated to include them on the Company’s slate of nominees for directors. The Corporate Governance and Nominating Committee does not intend to evaluate candidates proposed by stockholders any differently than other candidates.

Director Independence; Board Leadership Structure

The Nasdaq Listing Standards require that a majority of the members of the Board be independent. Our Board is currently comprised of Messrs. Bruscha, Folino, Printer, and Rehfeld. Our Board has determined that all of our directors are independent under the criteria for independence set forth in the Nasdaq Listing Standards. In reaching such determination, our Board considered the fact that Mr. Bruscha is our largest stockholder, with beneficial ownership of approximately 41.7% of our outstanding common stock as of the Record Date and is considered a founder of the Company.

The Board is led by Bernhard Bruscha, our Chairman of the Board, a position separate from our Chief Executive Officer and President, Kurt Busch. Mr. Bruscha succeeded Thomas W. Wittenschlaeger as Chairman of the Board. Mr. Wittenschlaeger, an independent director and a member of each of the Board’s committees, resigned on May 14, 2012.

Although the Chief Executive Officer and other members of senior management are invited to attend meetings of the Board, in order to assure that the independent directors are not inappropriately influenced by management, the members of the Board meet in executive session, without executive management in conjunction with each of the regularly scheduled meetings of the Board and each committee, and otherwise, as deemed necessary. This allows directors to speak candidly on any matter of interest, without the Chief Executive Officer or other members of management present.

We believe that this leadership structure provides the appropriate level of independent oversight necessary to ensure that the Board meets its fiduciary obligations to our stockholders, that the interests of management and our stockholders are properly aligned, and that we establish and follow sound business practices and strategies that are in the best interests of our stockholders.

Risk Oversight

Management has primary responsibility for identifying and mitigating risks, while our Board has overall responsibility for oversight of such risks, with a focus on the most significant risks facing us. At the beginning of each fiscal year, management and the Board jointly review our strategic goals and associated risks. Throughout the year, the Board and the committees to which the Board has delegated responsibility dedicate a portion of their meetings to review and discuss specific risk topics in greater detail. For example, strategic and operational risks are presented and discussed at regularly-scheduled Board meetings and at presentations to the Board and its committees by executive management.

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The Board has delegated responsibility for the oversight of specific risks to Board committees as follows:

—	The Audit Committee oversees our risk policies and processes relating to financial statements and financial reporting, as well as investment, capital structure and compliance risks, and the guidelines, policies and processes for monitoring and mitigating those risks.

—	The Compensation Committee oversees risks associated with the Company’s incentive plans, the compensation of executive management, and the effect the compensation structure may have on business decisions.

—	The Corporate Governance and Nominating Committee oversees risks related to our governance structure and the evaluation of individual Board members and committees.

The Board’s risk oversight process builds upon management’s enterprise-wide risk assessment and mitigation processes, which include ongoing monitoring of various risks including those associated with long-term strategy and business operations; regulatory and legal compliance; and financial reporting.

Meetings of the Board

During the fiscal year ended June 30, 2012, the Board held 17 meetings of the Board, and the committees of the Board held 27 meetings, inclusive of 8 meetings of the ad hoc special finance committee formed for the purpose of facilitating our capital raise in April 2012.

Each director attended at least 75% of the meetings of the Board and any applicable committee meetings held during the period of his tenure in the 2012 fiscal year.

We strongly encourage all of our directors to attend the annual meeting of stockholders. Last year, all of the Company’s directors attended the annual meeting of stockholders.

Committees of the Board

To facilitate independent director review, and to make the most effective use of the directors’ time and capabilities, the Company has established the following standing committees: an Audit Committee, a Compensation Committee and a Corporate Governance and Nominating Committee. The responsibilities of each Committee are set forth in a written Charter, approved by the Board. Each such Charter is available on our website at www.lantronix.com. The Board is permitted to establish other committees from time to time as it deems appropriate.

Audit Committee

The Audit Committee is currently composed of three directors, each of whom must be independent and financially sophisticated as those terms are defined under the rules of the Nasdaq Listing Standards for Audit Committee service. The Board has determined that each of the members of the Audit Committee is “independent” and “financially sophisticated” under the Nasdaq Listing Standards and that Mr. Printer is an “audit committee financial expert” under the rules of the SEC. The responsibilities of the Audit Committee are included in its written charter, which is posted under the “About Us – Investor Relations” section of the Company’s website (www.lantronix.com).

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The Audit Committee assists the Board in fulfilling its responsibilities for general oversight of the integrity of our financial statements, its compliance with legal and regulatory requirements, the qualifications and independence of the independent registered public accounting firm, the performance of the independent registered public accounting firm, risk assessment and risk management, and finance and investment functions. The Audit Committee also appoints, retains, terminates, determines compensation for, and oversees the independent registered public accounting firm, reviews the scope of the audit by the independent registered public accounting firm, and inquires into the effectiveness of the Company’s accounting and internal control functions. In addition, the Audit Committee assists the Board in establishing and monitoring compliance with the Code of Business Conduct and Ethics Policy of the Company. The Company’s Code of Business Conduct and Ethics Policy is posted under the “About Us – Investor Relations” section of the Company’s website (www.lantronix.com). The Audit Committee also reviews, with the Company’s management and the independent registered public accounting firm, the Company’s policies and procedures with respect to risk assessment and risk management relating to financial statements and financial reporting, as well as investment, capital structure and compliance risk, and the guidelines, policies and processes for monitoring and mitigating those risks. The Audit Committee is also responsible for the review and approval of related party transactions.

The Audit Committee held six meetings in the 2012 fiscal year. At each regularly scheduled meeting of the Audit Committee, the Audit Committee met with senior members of the Company’s financial management team and with the Company’s independent registered public accounting firm. Additionally, the Audit Committee met in executive session and without others present at its regularly scheduled meetings, with the Company’s independent registered public accounting firm. The current members of the Audit Committee are Messrs. Printer (Chairperson), Folino and Rehfeld.

Compensation Committee

The Compensation Committee is composed of three directors, each of whom is independent as the term is defined under the rules of the Nasdaq Listing Standards for Compensation Committee Service. Each of the members of the committee is also a “nonemployee director” as that term is defined under Rule 16b-3 of the Securities and Exchange Act and an “outside director” as that term is defined in Treasury Regulation Section 1.162-27(3). The responsibilities of the Compensation Committee are included in its written charter, which is posted under the “About Us – Investor Relations” section of the Company’s website (www.lantronix.com).

The Compensation Committee determines our overall policies on compensation and determines the compensation of our chief executive officer and other executive officers. In addition, the Compensation Committee administers our equity incentive plans and reviews the philosophy and policies behind, and any material risks created by, the salary, bonus and equity compensation arrangements for all other employees. The Compensation Committee also makes recommendations to the Board with respect to amendments to our equity incentive plans. The Compensation Committee has the authority to obtain advice and assistance from, and receive appropriate funding for, internal or external legal, compensation, accounting or other advisers as the Compensation Committee deems necessary to carry out its duties.

The Compensation Committee held nine meetings in the 2012 fiscal year. The current members of the Compensation Committee are Messrs. Folino, Printer and Rehfeld (Chairperson).

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee (the “CG&N Committee”) is composed of three directors, each of whom must be independent as the term is defined under the rules of the Nasdaq Listing Standards. The responsibilities of the CG&N Committee are included in its written charter, which is posted under the “About Us – Investor Relations” section of the Company’s website (www.lantronix.com).

The CG&N Committee makes recommendations to the Board regarding candidates for election as directors of the Company and is otherwise responsible for matters relating to the nomination of directors. The CG&N Committee assists the Board on board committee structures and membership and corporate governance matters.

The CG&N Committee held four meetings in the 2012 fiscal year. The current members of the CG&N Committee are Messrs. Folino (Chairperson), Printer and Rehfeld.

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The Corporate Governance and Nominating Committee assists the Board in overseeing the implementation and monitoring the effectiveness of our Code of Conduct and in developing and recommending to the Board modifications and/or additions to our Code of Conduct and other corporate policies. The Corporate Governance and Nominating Committee reviews our overall corporate governance as well as Board policies and procedures and recommends improvements as needed. The Corporate Governance and Nominating Committee is also responsible for recommending director nominees for election at each annual meeting of stockholders and for the review and approval of related party transactions, as well as evaluation of the “independence” of directors and director nominees against the independence requirements of the Nasdaq Listing Standards, SEC rules and other applicable laws. The committee also reviews and recommends to the Board their compensation of directors and oversees the director performance evaluation process.

Criteria for Director Nominees and Board Diversity

The Board believes that it should be composed of directors with diverse, complementary backgrounds, and that directors should, at a minimum, exhibit proven leadership capabilities and experience at a high level of responsibility within their chosen fields and have the ability to quickly grasp complex principles of business, finance and technology. Directors should possess the highest personal and professional ethics, integrity and values and should be committed to representing the long-term interests of our stockholders.

When considering a candidate for director, the committee takes into account a number of factors, including the following:

—	Independence from management;

—	Depth of understanding of technology, manufacturing, sales and marketing, finance and/or other elements directly relevant to our business;

—	Education and professional background;

—	Judgment, skill, integrity and reputation;

—	Existing commitments to other businesses as a director, executive or owner;

—	Personal conflicts of interest, if any;

—	The size and composition of our existing Board; and

—	Diversity of skills, backgrounds, experiences and other qualifications, to meet Lantronix’ ongoing needs.

In general, candidates who hold or who have held an established executive-level position in a high technology company are preferred. The Board’s consideration of diversity as a criteria for director nominations is primarily focused on evaluating a nominee’s expected contribution to the diversity of skills, background, experiences and perspectives, given the then existing composition of the Board as a whole.

When seeking candidates for director, the committee may solicit suggestions from incumbent directors, management, stockholders and others. Additionally, the committee has in the past used, and may continue to use, the services of third party search firms to assist in the identification and analysis of appropriate candidates. After conducting an initial evaluation of a prospective candidate, the committee will interview that candidate if it believes the candidate might be suitable. The committee may also ask the candidate to meet with other members of the Board and with management. If the committee believes a candidate would be a valuable addition to the Board, it may recommend to the Board that candidate’s appointment or election. The committee applies the same standards of review to all prospective candidates for director, regardless of who initially brings them to the committee’s attention.

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Code of Conduct and Complaint Procedures

We have adopted a Code of Business Conduct and Ethics Policy (the “Code of Conduct”) that applies to all of our directors, officers and employees. The Code of Conduct operates as a tool to help our directors, officers and employees understand and adhere to the high ethical standards we expect. The Code of Conduct is posted under the “About Us – Investor Relations” section of the Company’s website ( www.lantronix.com). Stockholders also may obtain copies at no cost by writing to our Corporate Secretary at our corporate headquarters.

Concerns relating to accounting, internal controls or auditing matters should be brought to the attention of a member of our senior management or the Audit Committee, as appropriate, and are handled in accordance with procedures established by the Audit Committee with respect to such matters.

Stockholder Communications with Our Board

You may communicate with any director, the entire Board or any committee of the Board by sending a letter to the director, the Board or the committee, addressed to our Corporate Secretary at Lantronix, Inc., 167 Technology Drive, Irvine, California 92618. Unless the letter is marked “confidential,” our Corporate Secretary will review the letter, categorize it and forward it to the appropriate person. Any stockholder communication marked “confidential” will be logged as “received” and forwarded to the appropriate person without review.

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PROPOSAL 1

ELECTION OF DIRECTORS

Under the Amended and Restated Certificate of Incorporation and Bylaws of the Company, the Board currently consists of four persons, Bernhard Bruscha, Paul Folino, Hoshi Printer and John Rehfeld. On August 23, 2012, acting pursuant to the Bylaws, the Board passed a resolution increasing the size of the Board to five persons, effective on the commencement of the Annual Meeting.

The Corporate Governance and Nominating Committee recommended to the Board and the Board approved, the nominations of Kurt Busch, Bernhard Bruscha, Bruce Edwards, Paul Folino and Hoshi Printer for election as directors, each to serve one year terms until the 2013 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified or until such director’s earlier resignation or removal. Mr. Rehfeld will retire from the Board effective at the commencement of the Annual Meeting. We thank John for his outstanding service as a director.

Unless otherwise instructed, the holders of proxies solicited by this proxy statement will vote the proxies received by them for our five nominees. Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the meeting. Shares represented by signed proxies will be voted, if authority to do so is not withheld, for the election of the nominees named below. In the event that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxy holders will vote for a nominee designated by the current Board to fill the vacancy. We are not aware of any reason that any nominee will be unable or will decline to serve as a director. The Board recommends a vote “FOR” the election of the Company’s five  nominees. Since the deadline for providing advance notice of stockholder nominations for directors has already passed, no additional persons may be nominated from the floor.

Information About the Director Nominees

Incumbent Nominees

The following table sets forth information regarding the incumbent director nominees, including age on the Record Date, length of service as director and certain biographical information.

Name	Age	Director Since	Principal Occupation and Other Information
Bernhard Bruscha	59	2007

Mr. Bruscha has served as Chairman of the Board from June 1989 to May 2002 and from May 14, 2012 to the present. Mr. Bruscha is a serial entrepreneur who started his career in the 1970s, as one of three founding partners in a computer networking software company and for more than 20 years has successfully founded, grown and sold or merged several technology and other companies. Since May 2002, Mr. Bruscha has served as Chairman of the Supervisory Board of transtec AG, a computer systems manufacturer and direct computer reseller, and he has also been an active designer of software systems. Mr. Bruscha is also Managing Director of TL Investment GmbH and Managing Director of technovest alpha GmbH located in Tübingen, Germany.

Mr. Bruscha’s extensive business, managerial, executive and leadership experience in the technology industry, and having founded several technology distribution and hardware companies, make him a valuable member of the Board.

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Name	Age	Director Since	Principal Occupation and Other Information

Paul F. Folino	67	2012

Mr. Folino currently serves as Chairman on the Board of Directors of Emulex Corporation, a premier global provider of advanced storage networking infrastructure solutions (“Emulex”). Mr. Folino has served in a number of board and executive positions at Emulex including from September 2006 to November 2011 as Emulex’s Executive Chairman of the Board of Directors; from May 1993 to September 2006, as Chief Executive Officer and from 2002 to 2006 as Chairman of the Board of Directors. Prior to joining Emulex, Mr. Folino served as President and Chief Executive Officer of Thomas-Conrad Corporation, a manufacturer of local area networking products from 1991 to 1993. He also serves on the Board of Directors of Microsemi Corporation, a designer, manufacturer and marketer of high-performance analog and mixed-signal integrated circuits and high reliability discrete semiconductors, and CoreLogic, Inc., a provider of consumer, financial and property information, analytics and services to business and government, where he serves as Chair of the Compensation Committee. Mr. Folino has a B.A. degree from Central Washington State University and an M.B.A. from Seattle University.

Mr. Folino’s current experience as director of Emulex Corporation and his prior experience as an executive in the technology industry provide him with the skills and qualifications to serve on our Board.

Hoshi Printer	70	2010

Mr. Printer’s background includes four decades of relevant general and financial management experience, including serving as chief financial officer for several technology companies including Autobytel, an online automotive marketplace; Peerless Systems Corporation, an embedded imaging systems company; Neuron Data, developers of high-end, client-server, object- and web-oriented tools; Soane Technologies, an ophthalmic and bioscience business; and Catalytica, developers of environmental technology. From 2005 to 2010, Mr. Printer has been a chief financial officer consultant. His clients included Private Access, Inc., a technology company, from January 2010 to December 2010; Trustin Technology LLC, a supply chain management solution provider, from April 2007 through February 2008; Avamar Technologies, Inc., a provider of enterprise data storage software, from January 2006 through January 2007; and Path 1 Network Technologies, a provider of television over IP technology to broadcasters, from May 2005 through October 2005. Mr. Printer also has served as the divisional Vice President of Finance for Xerox Corporation. Mr. Printer serves on the board of the Forum for Corporate Directors (2007 to present), a non-profit organization dedicated to enhancing boardroom performance, was the President of the Software Council of Southern California in 2004, and was a member of the Board of Directors of the business college of California State University, Fullerton, from 2002 to 2004. Mr. Printer holds an M.B.A. from Stanford Graduate School of Business, a M.S. degree in Industrial Engineering and B.A. degrees in both Electrical and Mechanical Engineering.

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Name	Age	Director Since	Principal Occupation and Other Information

Mr. Printer’s financial expertise, exemplified by his background and experience in a number of companies as a senior financial officer, and his broad experience with technology companies make him a valuable asset to the Board and to serve as an audit committee financial expert and Chairman of the Audit Committee.

New Director Nominees

The following table sets forth information regarding the new director nominees, including age on the Record Date and certain biographical information.

Name	Age	Principal Occupation and Other Information
Kurt Busch	41

Mr. Busch has served as our President and Chief Executive Officer since August 2011. Mr. Busch served from October 2006 to August 2011 in senior leadership positions at Mindspeed Technologies, a leading supplier of semiconductor solutions for network infrastructure applications (“Mindspeed”). From November 2007 to August 2011, he served as Senior Vice President and General Manager for Mindspeed’s high performance analog division and from October 2006 to November 2007 he served as Vice President of Marketing and Applications. Since 1990, Mr. Busch has worked in the networking communications industry. His experience also includes business development roles at Analog Devices as well as roles in engineering, sales, marketing and general management at Digital Equipment Corporation, Intel and two start-ups. He earned a Bachelor of Science Degree in electrical and computer engineering and a Bachelor of Science Degree in biological science from the University of California at Irvine. Mr. Busch received his M.B.A. from Santa Clara University in 1988.

As Chief Executive Officer of Lantronix, Mr. Busch provides intimate knowledge of Lantronix’ operations that are a vital component of Board discussions, and he leads the strategy discussion for Lantronix, which is reviewed and discussed by the Board. In addition, Mr. Busch’s extensive experience in the technology industry and broad based customer and partner contacts provide the Board with insight into important issues that Lantronix faces.

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Name	Age	Principal Occupation and Other Information

Bruce C. Edwards	58

Mr. Edwards has served as a director of Emulex Corporation, since May 2000 and serves as Chairman of the Compensation Committee. Since 2006, he also served on the Board of Semtech Corporation, a supplier of analog and mixed-signal semiconductor products, and serves as a member of their Compensation Committee. Since 2010, Mr. Edwards has served as a director of Xirrus Corporation, a privately-held provider of high-performance wireless networks, and currently serves as Chairman of its Audit Committee. From February 2005 to November 2007, he served as the Executive Chairman of the Board of Directors of Powerwave Technologies, Inc., a leading designer, manufacturer and supplier of advance coverage and capacity solutions for the wireless communications industry (“Powerwave”). Prior thereto, Mr. Edwards held a numbers of Board and executive positions with Powerwave including serving as Chief Executive Officer and on the Board from February 1996 until February 2005 and serving as President of Powerwave from February 1996 to May 2004. Before joining Powerwave, Mr. Edwards served eleven years at AST Research, Inc., a personal computer company, where his last positions were Executive Vice President, Chief Financial Officer and a director. He also served as a director, Chairman of the Audit Committee and member of the Nominating and Governance Committee of SouthWest Water Company, an owner and operator of water and wastewater utilities and related services from August 2009 until SouthWest Water Company was acquired in September 2010.

Mr. Edwards has leadership experience through his past experience as the chairman and chief executive officer of a publicly traded global technology company. His management and operational expertise is accompanied by his experience with the design and manufacturing of technology products and skills relating to financial statement and accounting matters.

Required Vote; Recommendation of the Board of Directors

Directors are elected by a plurality vote. The nominees for director receiving the highest number of affirmative votes of the shares entitled to be voted for them shall be elected as directors, up to a total of five (5) directors. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE COMPANY’S FIVE NOMINEES SET FORTH ABOVE.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee has appointed Squar, Milner, Peterson, Miranda & Williamson, LLP (“Squar Milner”) as the independent registered public accounting firm for the Company for the fiscal year ending June 30, 2013. Squar Milner was the independent registered public accounting firm for the Company for the fiscal year ended June 30, 2012. Representatives of Squar Milner are expected to attend the Annual Meeting and will be available to respond to appropriate questions and to make a statement if they so desire. Although the Company is not required to seek stockholder approval of this appointment, the Board believes that doing so is consistent with good corporate governance practices. If the appointment is not ratified, the Audit Committee will explore the reasons for stockholder rejection and will reconsider the appointment.

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Transition from our Prior Independent Registered Public Accounting Firm

On December 2, 2011 the Audit Committee notified McGladrey & Pullen, LLP (“McGladrey”) of its decision to dismiss McGladrey as the Company’s independent registered public accounting firm. The decision was made as a cost savings measure to reduce the Company’s audit fees.

The reports of McGladrey on the Company’s financial statements for the years ended June 30, 2010 and June 30, 2011 (“2010-2011 Fiscal Years”) did not contain any adverse opinion or disclaimer of opinion, and were not otherwise qualified as to uncertainty, audit scope or accounting principles. During the 2010-2011 Fiscal Years and from July 1, 2011 through December 2, 2011, there have been no disagreements with McGladrey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey, would have caused them to make reference thereto in their reports on the financial statements for such years. During the 2010-2011 Fiscal Years and from July 1, 2011 through December 2, 2011, there were no “reportable events” as such term is described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On November 30, 2011, the Audit Committee appointed Squar Milner, effective as of December 2, 2011, as its new independent registered public accounting firm to provide auditing and other services to the Company, effective December 2, 2011. During the Company’s fiscal years ended June 30, 2010 and June 30, 2011, and from July 1,2011 through December 2, 2011, neither the Company nor anyone acting on its behalf consulted with Squar, Milner regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of disagreement (as that term is defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions to that item) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company requested that Squar Milner review the disclosures in the preceding two paragraphs before they were filed as part of the Company’s Current Report on Form 8-K with the Securities and Exchange Commission on December 8, 2011 and furnish a letter to the extent that the statements made therein were incorrect or incomplete. After completing its review, Squar Milner concluded that no such letter was necessary.

Fees Paid to the Principal Accountants

During the fiscal year ended June 30, 2012, the Company retained its independent public accounting firm, Squar Milner, and during the fiscal years ended June 30 2011 and 2010, the Company retained its independent public accounting firm, McGladrey, to provide services in the following categories and amounts:

	Squar Milner Year Ended June 30,	McGladrey Year Ended June 30,
Fee Category	2012	2012	2011
Audit fees	$147,500	$86,846	$452,712
Audit-related fees	8,500	–	–
Tax fees	–	63,800	69,220
All other fees	–	–	–
Total fees	$156,000	$150,646	$521,932

Audit Fees. Consist of fees billed for professional services rendered for the audit of our consolidated financial statements and review of our quarterly interim consolidated financial statements, as well as services that are normally provided by our independent registered public accountants in connection with statutory and regulatory filings or engagements. These fees also include the review of our registration statements on Form S-3 and certain other related matters such as the delivery of comfort letters and consents in connection with our registration statements. In the fiscal year ended June 30, 2011, audit fees included fees relating to an independent investigation. See also “Corporate Governance -- Audit Committee” above.

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Audit-Related Fees. Consist of fees billed for professional services that are reasonably related to the performance of the audit or review of our consolidated financial statements but are not reported under “Audit Fees.” During the fiscal year ended June 30, 2012, these fees were related to the audit of our 401(k) employee benefit plan.

Tax Fees. Consist of fees billed for professional services, including tax advice and tax planning and assistance regarding federal, state and international tax compliance and related services. McGladrey  was engaged to assist the Company with tax compliance during the fiscal years ended June 30, 2012 and 2011.

All Other Fees. There were no fees billed by our independent registered public accounting firms for other services in the fiscal years ended June 30, 2012 and 2011.

Pre-Approval of Services. The Audit Committee is required to pre-approve the audit and non-audit services performed by the Company’s independent registered public accounting firm in order to assure that the provision of such services does not impair the auditor’s independence. Unless a type of service to be provided by the independent registered public accounting firm has received general pre-approval, it requires specific pre-approval by the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee at least annually reviews and pre-approves the services that may be provided by the independent registered public accounting firm without obtaining specific pre-approval from the Audit Committee. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management. The Audit Committee may delegate, and has delegated, pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The annual audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.

Required Vote; Recommendation of the Board of Directors

The ratification of the appointment of Squar, Milner, Peterson, Miranda & Williamson, LLP as our independent register public accountants for the fiscal year ending June 30, 2013 requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF SQUAR, MILNER, PETERSON, MIRANDA & WILLIAMSON, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING JUNE 30, 2013.

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PROPOSAL 3

APPROVAL AND ADOPTION OF THE AMENDED AND RESTATED 2010 STOCK INCENTIVE PLAN

We are asking our stockholders to approve the Amended and Restated 2010 Stock Incentive Plan (“Amended and Restated 2010 SIP”). If this proposal is approved, the aggregate number of shares of common stock that will be reserved for issuance pursuant to awards made under the Amended and Restated 2010 SIP will increase from 1,350,000 to 2,700,000. If this proposal is not approved by the stockholders, the number of shares of common stock reserved for issuance under the plan will remain at 1,350,000. The Amended and Restated 2010 SIP authorizes awards of stock options, restricted stock, restricted stock units, grants of stock appreciation rights and performance shares (all of which were also authorized to be granted under our current 2010 Stock Incentive Plan (the “2010 SIP”). The terms of the Amended and Restated 2010 SIP are similar to the terms of the 2010 SIP, except for the proposed increase in the aggregate number of shares of common stock that will be reserved for issuance under the plan.

As of the Record Date ( September 25, 2012): (a) 421,664 shares remain available for issuance and (b) 1,577,882 shares were subject to outstanding (granted but unexercised) option awards, which awards had a weighted-average exercise price of $2.13, and a weighted-average remaining term of 6.2 years.

Burn Rate Commitment

Our board of directors commits to our stockholders that, in connection with approval of the proposed stock plan amendment, over the next three fiscal years (2013, 2014, and 2015), our total “burn rate” for stock awards shall not exceed 7.69% per year.  “Burn rate” is defined as the number of shares subject to stock awards granted in a fiscal year divided by the weighted average number of shares of our common stock outstanding (basic) at fiscal year end.  For purposes of calculating the number of awards granted in each of the next three fiscal years, (i) awards of stock options and stock appreciation rights will count as one share, and (ii) awards of restricted stock, restricted stock units or other full value awards will count as 1.52 shares.

Adoption of the Amended and Restated 2010 SIP

The Board voted to adopt the Amended and Restated 2010 SIP, subject to approval by our stockholders at the Annual Meeting. If approved, the Amended and Restated 2010 SIP will be deemed effective as of the date of our Annual Meeting (the “Effective Date”).

The Board believes that the Amended and Restated 2010 SIP is desirable because it will promote and closely align the interests of the participants and the stockholders of the Company by providing stock-based compensation and other performance-based compensation to participants. The Board believes the Amended and Restated 2010 SIP will strengthen our ability to reward performance, which ultimately enhances long-term value for stockholders, increases employee participation in stock ownership, and strengthens our ability to attract and retain an outstanding team of directors, officers and employees. Specifically, and without limitation to the foregoing, the Board believes that the Amended and Restated 2010 SIP will help us to: (1) attract and retain the best available personnel for positions of substantial responsibility; (2) provide incentives to individuals who perform services for us; and (3) promote the success of our overall business.

A copy of the Amended and Restated 2010 SIP is attached as Appendix A. This description of the Amended and Restated 2010 SIP is qualified, in its entirety, by the terms of the attached Amended and Restated 2010 SIP document. Stockholders should not rely on the summary provided below in voting for or against the Amended and Restated 2010 SIP and should carefully read and consider the entirety of the Amended and Restated 2010 SIP by referring to Appendix A. Terms in this section of the proxy statement that begin with an initial capital letter (and are not otherwise defined) have the defined meaning set forth in the Amended and Restated 2010 SIP, unless their context indicates a different meaning.

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Summary of Amended and Restated 2010 SIP

Administration. The Amended and Restated 2010 SIP will be administered by a committee of the Board (or by the full Board in the absence of a committee) (the “Plan Administrator”).

The Amended and Restated 2010 SIP does not permit, without obtaining stockholder approval, the re-pricing of any outstanding option or SAR through either (i) the cancellation of outstanding options or SARs in exchange for a new award or cash, or (ii) the amendment of outstanding options or SARs to reduce the exercise price thereof.

Duration of the Amended and Restated 2010 SIP. The Amended and Restated 2010 SIP shall remain in effect until the earlier of: (1) termination thereof by the Plan Administrator; (2) the tenth anniversary of the Amended and Restated 2010 SIP; or (3) the date on which all shares of our common stock that are available for issuance under the Amended and Restated 2010 SIP have been issued and all restrictions on such shares have lapsed. Termination of the Amended and Restated 2010 SIP will not affect the Plan Administrator’s ability to exercise the powers granted to it with respect to any awards granted under the Amended and Restated 2010 SIP prior to the date of termination.

Amendment and Termination of the Amended and Restated 2010 SIP. The Plan Administrator may at any time amend, alter, suspend or terminate the Amended and Restated 2010 SIP; provided however, that we obtain stockholder approval of any amendment to the Amended and Restated 2010 SIP to the extent necessary and desirable to comply with applicable law. No amendment, alteration, suspension, or termination of the Amended and Restated 2010 SIP can impair the rights of any participant, unless mutually agreed between the participant and the Plan Administrator.

Share Reserve. If this proposal is approved, an aggregate of 2,700,000 shares of our common stock will be reserved for issuance under the Amended and Restated 2010 SIP. Any shares subject to outstanding awards other than stock options and/or SARs, shall count against the Amended and Restated 2010 SIP share reserve as 1.52 shares for every one share subject to such award. The Amended and Restated 2010 SIP also provides that appropriate adjustments will be made in the share reserve and in shares subject to outstanding awards and option exercise prices upon any stock split or other change in capitalization.

The aggregate number of shares of our common stock in respect of which stock options or SARs may be granted to any one person pursuant to the Amended and Restated 2010 SIP may not at any time exceed 2,500,000 shares of our common stock per our fiscal year. Similarly, no participant may be granted more than 1,000,000 shares subject to restricted stock, restricted stock unit or performance share awards in any of our fiscal year.

Awards Authorized. The Amended and Restated 2010 SIP authorizes each of the following types of awards: Incentive Stock Options (“ISOs”); Nonstatutory Stock Options (“NSOs”); Restricted Stock; Restricted Stock Units (“RSUs”); Stock Appreciation Rights (“SARs”); and Performance Shares. Note that although the descriptions that follow refer to the potential for awards to comply with the definition of “performance-based compensation” under Section 162(m) of the IRC, we have reserved broad discretion to decide whether or not particular awards will be so structured (meaning some awards may not qualify as “performance-based compensation”).

Eligibility. Only employees are eligible to receive ISOs. For NSOs, Restricted Stock, RSUs, SARs, and Performance Shares, current employees, consultants and/or directors are eligible to participate.

Stock Options. Stock options granted under the Amended and Restated 2010 SIP will be subject to the following provisions:

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Exercise Price:	For NSOs, the exercise price shall be at least 100% of the fair market value (“FMV”) per share on the date of grant.
For ISOs, the exercise price shall be at least 100% of the FMV per share on the date of grant, and110% of the FMV per share if granted to a greater than 10% stockholder.
Exercisability:	Exercisable only to the extent of vesting, subject to a standard option agreement.
Vesting:	As determined at the discretion of the Plan Administrator.
Payment:

Forms of payment for exercise shall be any of the following (or a combination thereof): cash or check; promissory note (as permitted by law); tender of owned shares; ‘same-day sale’ exercise; or other consideration approved by the Plan Administrator.

Duration:	Options shall have a total duration of no longer than 7 years (and no longer than 5 years for ISOs held by a greater than 10% stockholder).
Transferability:	Unless otherwise determined by the Plan Administrator, Options are not transferable except by the provisions of a will or by applicable law.
IRC 162(m):	In order to comply with the definition of “performance-based compensation” under Section 162(m) of the Internal Revenue Code (“IRC”), the Amended and Restated 2010 SIP provides that a maximum of 2,500,000 options (and SARs) may be granted to any employee during a company fiscal year.

Stock Appreciation Rights (SARs)

SARs granted under the Amended and Restated 2010 SIP will be subject to the following provisions:

Exercise Price:	At least 100% of the FMV per share on the date of grant.
Vesting:	As determined at the discretion of the Plan Administrator.
Settlement:

Upon exercise, the holder receives the excess of FMV of the shares over the exercise price. Settlement may be accomplished in shares of common stock of the Company, cash or any combination thereof, as specified in the award agreement.

Duration:

SARs shall have a total duration of no longer than 7 years and may be subject to early termination upon the participant’s termination of service or a change in control of Lantronix (if not assumed by the acquirer).

Transferability:	SARs are generally not transferable except by the provisions of a will or via applicable law, or as may be authorized by the Plan Administrator.
IRC 162(m):	In order to comply with the definition of “performance-based compensation” under Section 162(m) of the IRC, the Amended and Restated 2010 SIP provides that a maximum of 2,500,000 SARs (and options) may be granted to any employee during a fiscal year.

Restricted Stock and Restricted Stock Units (RSUs). Restricted Stock and RSUs granted under the Amended and Restated 2010 SIP will be subject to the following provisions:

Purchase Price:	No payment is required by the participant for the Restricted Stock or RSUs. The par value of any Restricted Stock shares shall be deemed paid for by future services of the participant.
Vesting:	As determined at the discretion of the Plan Administrator (may be based on continued service or achievement of performance goals).

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Rights:

For Restricted Stock (not applicable to RSUs), the participant will have: (i) full voting rights in respect of his or her Restricted Stock prior to vesting thereof; and (ii) the right to receive any dividends paid on Restricted Stock, subject to the same vesting restrictions as the underlying Restricted Stock.

Transferability:	Unless otherwise determined by the Plan Administrator, unvested Restricted Stock or RSUs may not be sold or otherwise transferred, except by the provisions of a will or via applicable law.
Settlement:	Settlement of RSUs may be accomplished in shares of common stock of Lantronix, cash or any combination thereof, as specified in the award agreement.
IRC 162(m):	In order to comply with the definition of “performance-based compensation” under Section 162(m) of the IRC, the Amended and Restated 2010 SIP provides that a maximum of 1,000,000 Restricted Stock awards and RSUs (and Performance Shares) may be granted to any employee during a fiscal year. In addition, in order to comply with the “performance-based compensation” requirements under IRC Section 162(m), Restricted Stock and RSUs issued under the Amended and Restated 2010 SIP may be subject to the achievement of pre-established performance goals.

Performance Shares. Performance Shares granted under the Amended and Restated 2010 SIP will be subject to the following provisions:

Purchase Price:	No payment is required by the participant for the Performance Shares.
Vesting:	As determined at the discretion of the Plan Administrator (may be based on company-wide, business unit, or individual performance goals (including continued service) or any other basis).
Performance:

The period of measuring performance shall be as specified by the Plan Administrator in any award grant of Performance Shares. Performance criteria for performance shares, RSUs or restricted stock awards may be based on target levels (minimum, maximum and intermediate levels) of one or more of the following:

—	Earnings per share;
—	Operating cash flow;
—	Operating income;
—	Profit metrics, such as EBITDA profitability or non-GAAP profitability;
—	Return on assets or net assets;
—	Return on equity;
—	Return on sales;
—	Revenue;
—	Gross margin or operating margin;
—	Growth in stockholder value relative to the moving average of the S&P 500 Index or another index;
—	Share price;
—	Operating expenses or operating expenses as a percentage of revenue;
—	Earnings (which may include EBIT or EBT and net earnings);
—	Return on capital;
—	Return on investment;
—	Market share;
—	Contract awards or backlog;
—	Overhead or other expense reduction;
—	Objective customer indicators;
—	New product invention and innovation;
—	Attainment of research and development milestones;
—	Total stockholder return; and
—	Working capital.

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Any performance goals may be used to measure our performance as a whole or any of our subsidiaries or other business units or segments and may be measured relative to a peer group or index. Any criteria used may be measured, as applicable (i) in absolute terms; (ii) against another company or companies, on a per-share basis, and/or (iii) on a pre-tax or post-tax basis. In establishing the performance goals, the Plan Administrator shall determine whether such goals are in accordance with United States Generally Accepted Accounting Principles (“GAAP”) or in accordance with accounting principles established by the International Accounting Standards Board (“IASB Principles”) or to either exclude any items otherwise includable under GAAP or under IASB Principles or include any items otherwise excludable under GAAP or under IASB Principles.

Change of Control. Under the Amended and Restated 2010 SIP, any outstanding awards will be treated as determined by the Plan Administrator, including (without limitation), being assumed or substituted for new awards of equivalent value by the acquiring entity. The Plan Administrator may provide for acceleration of vesting (in full or part) for any reason in any award agreement. If awards are not assumed and/or substituted by an acquiring entity, then the Plan Administrator must provide notice to each participant that outstanding awards will not be assumed and/or substituted, but will be deemed 100% vested and exercisable for a period specified by the Plan Administrator and will terminate thereafter.

In the Amended and Restated 2010 SIP, “change in control” is defined as any of the following: (i) any person or entity acquiring stock such that their aggregate ownership of our voting securities constitutes more than 50% of the total voting power of our stock (provided, however, that the acquisition of additional stock by any one person or entity, who is considered to own more than 50% of the total voting power of our stock will not be considered a change in control) or (ii) change in our effective control (occurs as a result of a majority of members of the Board being replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board) or (iii) change in the ownership of a substantial portion (50% or more during any 12-month period) of our assets.

Federal Income Tax Consequences

Incentive Stock Options. An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon an optionee’s sale of the shares (assuming that the sale occurs at least two years after grant of the option and at least one year after exercise of the option), any gain will be taxed to the optionee as long-term capital gain. If the optionee disposes of the shares prior to the expiration of the above holding periods, then the optionee will recognize ordinary income in an amount generally measured as the difference between the exercise price and the lower of the fair market value of the shares at the exercise date or the sale price of the shares. Any gain or loss recognized on such premature sale of the shares in excess of the amount treated as ordinary income will be characterized as capital gain or loss.

Nonstatutory Stock Options. An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee’s exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

Restricted Stock. If at the time of purchase, restricted stock is subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the IRC, the purchaser will not recognize ordinary income at the time of purchase. Instead, the purchaser will recognize ordinary income on the dates when a stock ceases to be subject to a substantial risk of forfeiture. At such times, the purchaser will recognize ordinary income measured as the difference between the purchase price and the fair market value of the stock on the date the stock is no longer subject to a substantial risk of forfeiture.

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The purchaser may accelerate to the date of purchase his or her recognition of ordinary income, if any, and the beginning of any capital gain holding period by timely filing an election pursuant to Section 83(b) of the IRC. In such event, the ordinary income recognized, if any, is measured as the difference between the purchase price and the fair market value of the stock on the date of purchase or date of delivery equal to the fair market value of the shares received, and the capital gain holding period commences on such date. The ordinary income recognized by a purchaser who is an employee will be subject to tax withholding by us.

Stock Appreciation Rights. No income will be recognized by a recipient in connection with the grant of a stock appreciation right. When the stock appreciation right is exercised, the recipient will generally be required to include as taxable ordinary income in the year of exercise an amount equal to the sum of the amount of cash received and the fair market value of any Common Stock received upon the exercise.

Restricted Stock Units and Performance Shares. A participant will not have taxable income upon grant. Instead, he or she will recognize ordinary income at the time of delivery equal to the fair market value of the shares received.

Company Tax Deduction. We generally will be entitled to a tax deduction in connection with an award under the Amended and Restated 2010 SIP in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonqualified stock option). Special rules limit the deductibility of compensation paid to the Chief Executive Officer and to each of the three most highly compensated executive officers other than the Chief Executive Officer. Under Section 162(m) of the IRC, the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000. However, we can preserve the deductibility of certain compensation in excess of $1,000,000 if the conditions of Section 162(m) of the IRC are met with respect to awards. These conditions include stockholder approval of the performance goals under the Amended and Restated 2010 SIP, setting individual annual limits on each type of award, and certain other requirements. The Amended and Restated 2010 SIP has been designed to permit the Plan Administrator to grant certain awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m) of the IRC, thereby permitting us to exercise our discretion to structure awards in order to qualify for a federal income tax deduction in connection with such awards.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON PARTICIPANTS AND LANTRONIX UNDER THE AMENDED AND RESTATED 2010 SIP. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF THE EMPLOYEE’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE EMPLOYEE MAY RESIDE.

New Plan Benefits. The number of Awards (if any) that an employee, director or consultant may receive under the Amended and Restated 2010 SIP as a result of the increase in the aggregate number of shares of common stock that will be reserved for issuance under the plan is at the discretion of the Plan Administrator and therefore cannot be determined in advance. Our executive officers and directors have an interest in this proposal because they are eligible to receive Awards under the Amended and Restated 2010 SIP. The Plan Administrator has not granted any Awards that are contingent upon stockholder approval of this proposal.

Securities Authorized for Issuance Under Equity Compensation Plan. The Company currently has one equity compensation plan – the 2010 SIP. Information regarding the number of shares of our common stock that were available for issuance pursuant to the 2010 SIP as of the end of the 2012 fiscal year can be found on page 37 of this Proxy Statement under the caption “Equity Compensation Plan Information”.

Registration of Shares. The Company has registered with the SEC on Form S-8 Registration Statements the shares of common stock currently issuable under the 2010 SIP. If the Amended and Restated 2010 SIP is approved and adopted by the stockholders, the Board intends to cause the additional shares of common stock that will become available for issuance under the Amended and Restated 2010 SIP to be registered on a Form S-8 Registration Statement to be filed with the SEC at the Company’s expense.

Required Vote; Recommendation of the Board of Directors

The approval and adoption of the Amended and Restated 2010 Stock Incentive Plan requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVING AND ADOPTING THE AMENDED AND RESTATED 2010 STOCK INCENTIVE PLAN.

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PROPOSAL 4

APPROVAL AND ADOPTION OF THE 2013 EMPLOYEE STOCK PURCHASE PLAN

We are asking our stockholders to approve the 2013 Employee Stock Purchase Plan (“2013 ESPP”) and the reservation of 1,300,000 shares for issuance under the 2013 ESPP. The 2013 ESPP is intended to encourage employee participation in our ownership by offering employees the opportunity to purchase our common stock through accumulated payroll deductions.

Adoption of the 2013 Employee Stock Purchase Plan

The Board voted to adopt the 2013 ESPP, subject to approval by the Company’s stockholders at the Annual Meeting. If approved, the 2013 ESPP will be deemed effective as of the date of our Annual Meeting (the “Effective Date”). Shares purchased pursuant to the 2013 ESPP shall not count against the burn rate commitment set forth in Proposal 3—APPROVAL AND ADOPTION OF THE AMENDED AND RESTATED 2010 STOCK INCENTIVE PLAN.

The Board believes that the 2013 ESPP is desirable because it will promote and closely align the interests of the participants and our stockholders by as it encourages employee ownership in us. The Board believes the 2013 ESPP increases participant stock ownership and strengthens our ability to attract and retain an outstanding team of officers and employees.

A copy of the 2013 ESPP is attached as Appendix B. This description of the 2013 ESPP is qualified, in its entirety, by the terms of the attached 2013 ESPP document. Stockholders should not rely on the summary provided below in voting for or against the 2013 ESPP and should carefully read and consider the entirety of the 2013 ESPP by referring to Appendix B. Terms in this section of the proxy statement that begin with an initial capital letter (and are not otherwise defined) have the defined meaning set forth in the 2013 ESPP, unless their context indicates a different meaning.

Participation in the 2013 ESPP

Participation in the 2013 ESPP is voluntary and is dependent on each eligible employee’s election to participate and his or her determination as to the level of payroll deductions. Accordingly, future purchases under the 2013 ESPP are not determinable. Non-employee directors are not eligible to participate in the 2013 ESPP.

Description of the 2013 ESPP

The essential terms of the 2013 ESPP are summarized as follows:

General. The purpose of the 2013 ESPP is to provide employees with an opportunity to purchase our common stock through accumulated payroll deductions.

Administration. The 2013 ESPP may be administered by the Board, the Compensation Committee or another committee appointed by the Board. All questions of interpretation or application of the 2013 ESPP are determined by the Board or its appointed committee, and its decisions are final, conclusive and binding upon all participants. The Board or its appointed committee may, without regard to whether participant rights may be considered to have been adversely effected, change the duration of the Purchase Periods (as defined below) or the length or date of commencement of an Offering Period (as defined below), limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than US dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in our processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of our common stock for each participant properly correspond with amounts withheld from the participant’s compensation, and establish such other limitations or procedures as the Board or its appointed committee determines in its sole discretion advisable which are consistent with the 2013 ESPP.

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Eligibility. Each of our employees (including officers) is eligible to participate in an Offering Period; provided, however, that no employee shall be granted an option under the 2013 ESPP (i) to the extent that, immediately after the grant, such employee would own capital stock and/or hold outstanding options to purchase such stock representing five percent or more of the voting power or value of our stock, or (ii) to the extent that his or her rights to purchase stock under all of our employee stock purchase plans accrue at an amount which exceeds $25,000 worth of common stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time. Eligible employees become participants in the 2013 ESPP by filing with us an authorization form authorizing payroll deductions prior to the beginning of each Offering Period unless a later time for filing the authorization form has been set by the Board. As of September 1, 2012, approximately 115 employees were eligible to participate in the 2013 ESPP. These employees include our two named executive officers.

Participation in an Offering. The 2013 ESPP is implemented by consecutive, overlapping offering periods lasting for 24 months (an “Offering Period”), with a new Offering Period commencing on the first trading day on or after May 16 and November 16 of each year, or on such other date as the Board or the Compensation Committee may determine. Common stock may be purchased under the 2013 ESPP every six months (a “Purchase Period”), unless the participant withdraws or terminates employment earlier. To the extent the fair market value of our common stock on the enrollment date of a new Offering Period is lower than the fair market value of our common stock on the enrollment date of the immediately preceding Offering Period, then all participants in the immediately preceding Offering Period will be automatically withdrawn from such Offering Period immediately after the exercise of their options on the exercise date immediately preceding the new Offering Period and automatically re-enrolled in the new Offering Period as of the first day thereof. To participate in the 2013 ESPP, each eligible employee must authorize payroll deductions pursuant to the 2013 ESPP. Such payroll deductions may not exceed 15% of a participant’s compensation.

Once an employee becomes a participant in the 2013 ESPP, the employee will automatically participate in each successive Offering Period until such time as the employee withdraws from the 2013 ESPP or the employee’s employment with us terminates. At the beginning of each Offering Period, each participant is automatically granted an option to purchase shares of our common stock. The option expires at the end of the Offering Period or upon termination of employment, whichever is earlier, but is exercised at the end of each Purchase Period to the extent of the payroll deductions accumulated during such Purchase Period.

Purchase Price; Shares Purchased. Shares of our common stock may be purchased under the 2013 ESPP at a price not less than 85% of the lesser of the fair market value of our common stock on the (i) the first trading day of each Offering Period or (ii) the last trading day of each Purchase Period (the “Purchase Price”). The “fair market value” of our common stock on any relevant date will generally be the closing price per share as quoted on the Nasdaq Stock Market (or if there was no reported closing price on such date, on the last preceding date on which the closing price was reported). The number of shares of our common stock a participant purchases in each Purchase Period is determined by dividing the total amount of payroll deductions withheld from the participant’s compensation during that Purchase Period by the Purchase Price. On September 4, 2012, the closing price as reported on the Nasdaq was $1.77 per share.

Restrictions on Transfer. Rights granted under the 2013 ESPP are not transferable and may be exercised only by the person to whom such rights are granted.

Termination of Employment. Termination of a participant’s employment for any reason, including disability or death, or the failure of the participant to remain in our continuous scheduled employ for at least 20 hours per week, cancels his or her option and participation in the 2013 ESPP immediately. In such event, the payroll deductions credited to the participant’s account will be returned to him or her or, in the case of death, to the person or persons entitled thereto as provided in the 2013 ESPP.

Adjustment upon Change in Capitalization. In the event of any stock split, reverse stock split, stock dividend, extraordinary cash dividend, combination, reclassification or other change in our capital structure effected without the receipt of consideration, appropriate proportional adjustments shall be made in the number and class of shares of stock subject to the 2013 ESPP, the number of shares of stock subject to options outstanding under the 2013 ESPP and the exercise price of any such outstanding options, and the maximum number of shares that each participant may purchase during each Purchase Period. Any such adjustment shall be made by the Board or its appointed committee, whose determination shall be final, binding and conclusive.

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Dissolution or Liquidation. In the event of a proposed dissolution or liquidation, the Offering Period then in progress will be shortened and a new exercise date will be set.

Merger or Asset Sale. In the event we merge with or into another corporation or we sell all or substantially all of our assets, each outstanding option may be assumed or substituted by the successor corporation. If the successor corporation refuses to assume or substitute the outstanding options, any Offering Periods then in progress will be shortened and a new exercise date will be set.

Amendment and Termination of the Plan. The Board may at any time terminate or amend the 2013 ESPP. An Offering Period may be terminated by the Board at the end of any Purchase Period if the Board determines that termination of the Offering Period or the 2013 ESPP is in the best interests of the Company and our stockholders. No amendment shall be effective unless it is approved by the holders of a majority of the votes cast at a duly held stockholders’ meeting, if such amendment would require stockholder approval to comply with Section 423 of the Code, stock exchange rules or other applicable law. Unless terminated earlier, the 2013 ESPP will terminate on the 10th anniversary of the effective date of the 2013 ESPP unless earlier terminated by the Board.

Withdrawal. Generally, a participant may withdraw from an Offering Period at any time without affecting his or her eligibility to participate in future Offering Periods. However, once a participant withdraws from a particular offering, that participant may not participate again in the same offering.

Federal Tax Information. The 2013 ESPP, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code. A participant is taxed on amounts withheld for the purchase of shares as if such amounts were actually received. Other than this, no income will be taxable to a participant until the shares purchased under the 2013 ESPP are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon the holding period.

If the shares sold or disposed of have been held more than one year from the date of transfer of the stock to the participant and more than two years from the first day of the Offering Period, or in the event of a participant’s death (whenever occurring), then the participant (or, if applicable, the participant’s beneficiary) will recognize ordinary income equal to the lesser of (i) 15% of the value of the shares as of the first day of the Offering Period, or (ii) the excess of the value of the shares at the time of such sale or disposition over the price to the participant. Any additional gain or loss will be treated as long-term capital gain or loss.

If the shares sold or disposed of have not been held for the respective one or two year required holding periods, then the participant will recognize ordinary income generally measured as the excess of the value of the shares on the date the shares are purchased over the price to the participant. Any additional gain or loss on such sale or disposition will be long- or short-term capital gain or loss, depending on the holding period. We are not entitled to a deduction for amounts taxed to a participant except to the extent ordinary income is recognized by participants upon a sale or disposition of shares prior to the expiration of the holding periods described above.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON PARTICIPANTS AND LANTRONIX UNDER THE 2013 EMPLOYEE STOCK PURCHASE PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF THE EMPLOYEE’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE EMPLOYEE MAY RESIDE.

Required Vote; Recommendation of the Board of Directors

The approval and adoption of the 2013 Employee Stock Purchase Plan requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVING AND ADOPTING THE 2013 EMPLOYEE STOCK PURCHASE PLAN.

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INTRODUCTION TO PROPOSALS 5 AND 6

The Board has determined that it is in the best interests of the Company and our stockholders to approve the following Proposal 5 and Proposal 6 (which together constitute the “Bylaws Proposals”). Together, the Bylaws Proposals would make changes to the Company’s Bylaws to amend the advance notice provisions currently set forth in the Bylaws and to implement a majority voting standard in our future uncontested director elections. As previously indicated, Proposal 5 and Proposal 6 comprise two related and interdependent proposals for stockholder action and the implementation of each proposal is contingent upon the adoption of the other proposals. Accordingly, we will not implement either of the Bylaws Proposals unless both Bylaws Proposals are approved by our stockholders. If the Bylaws Proposals are adopted, they would not apply to the 2012 Annual Meeting of Stockholders, but would apply to subsequent meetings of stockholders.

The Bylaws Proposals are not being proposed as a result of any specific efforts of which we are aware to nominate or elect any director, to accumulate shares or obtain or influence control of the Company by means of a merger, tender offer, solicitation in opposition to management or otherwise. Rather, the Bylaws Proposals are being proposed because the Board considers it advantageous to revise and update the advance notice procedures in our Bylaws and to implement majority voting in future uncontested director elections.

In the event the Bylaws Proposals are not both duly adopted by the stockholders, then Sections 2.5 and 3.3 of the Bylaws will remain unchanged from their current versions.

PROPOSAL 5

APPROVAL AND ADOPTION OF AN AMENDMENT TO ARTICLE II, SECTION 2.5 OF THE COMPANY’S AMENDED AND RESTATED BYLAWS REGARDING ADVANCE NOTICE PROCEDURES

Approval of the Section 2.5 Amendment

We are asking our stockholders to approve an amendment to Article II, Section 2.5 of the Bylaws to change the advance notice provisions with respect to certain stockholder actions (the “Section 2.5 Amendment”). Currently, under Sections 2.5(a) and 2.5(b) of the Bylaws, a stockholder who wants to bring business before an annual meeting or to nominate a director at an annual meeting must provide the Company with advance written notice of any such action not later than the 45th day nor earlier than the 75th day before the one year anniversary of the date on which the Company first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier) for the preceding year’s annual meeting. With respect to a special meeting of stockholders at which directors are to be elected, under Section 2.5(c) of the Bylaws, as it is currently written, a stockholder must deliver written notice of a proposed director nomination not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the date on which a public announcement is first made of the date of the special meeting and of the nominees proposed to be elected at such special meeting.

If approved by the stockholders at the Annual Meeting, the Section 2.5 Amendment would, set the deadlines with respect to when a shareholder must give advance written notice of a proposal or a proposed nomination to be considered at an annual meeting to not less than 90 days nor more than 120 days prior to the first anniversary date of the prior year’s annual meeting, rather than not later than the 45th day nor earlier than the 75th day before the one-year anniversary of the mailing date of the proxy materials or notice of availability of proxy materials (whichever is earlier) of the prior year’s meeting. With respect to special meetings of the stockholders at which directors are to be elected, the Section 2.5 Amendment would amend Section 2.5(c)(i) of the Bylaws to implement an outside date of 120 days before the meeting before which a shareholder could not give notice of his or her intention to make a director nomination at such special meeting. In addition, the Section 2.5 Amendment would add a requirement to Section 2.5(c)(i) of the Bylaws that any director nominee for election (or reelection) deliver a written representation and agreement whereby that person agrees to abide by the proposed provisions regarding majority voting for directors to be set forth in Article III, Section 3.3(b) of the Bylaws if Proposal 6 is approved by the stockholders. Accordingly, the Section 2.5 Amendment would amend the Bylaws such that:

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—	a stockholder who wants to bring business before a stockholder meeting or nominate a director at an annual meeting must deliver advance written notice to the Company’s Corporate Secretary of any such action not less than ninety (90) days nor more than one hundred twenty days (120) days prior to the one (1) year anniversary of the preceding year’s annual meeting of the stockholders;

—	with respect to a special meeting of stockholders at which directors are to be elected, a stockholder must deliver timely written notice of a proposed nomination for a director to the Company’s Corporate Secretary not earlier than one hundred twenty (120) days prior to the date of the special meeting, nor later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which a Public Announcement is first made of the date of the special meeting and of the nominees proposed to be elected at such special meeting; and

—	in all cases, to be eligible to be a nominee for election or reelection as a director of the Company or to be considered by the Board to fill any vacancy, a person must deliver to our Corporate Secretary a written representation and agreement that such person will abide by the specific provisions proposed to be set forth in Article III, Section 3.3(b) of the Bylaws which implement majority voting.

The foregoing description of the Section 2.5 Amendment is qualified in its entirety by reference to the full text of Section 2.5 of the Bylaws as proposed to be amended, a copy of which is attached hereto as Appendix C and incorporated herein by reference. Stockholders are urged to read carefully the full text of Section 2.5 of the Bylaws as it is proposed to be amended by this Proposal 5. The Section 2.5 Amendment will only be implemented if both this Proposal 5 and Proposal 6 are duly adopted by the stockholders. If both Proposal 5 and Proposal 6 are not adopted, then no change will be made to the current advance notice procedures in the Bylaws described above.

Although the Board does not believe that the proposed Section 2.5 Amendment would have a significant impact on any attempt by a third party to obtain control of the Company, it is possible that the amendment might deter a third party from conducting a solicitation of proxies to elect its own slate of directors or otherwise attempting to obtain control of the Company or effect a change in the Company’s Board or management. While the Section 2.5 Amendment does not give the Board power to approve or disapprove of any stockholder proposal or director nomination, the failure by a stockholder to follow the requirements set forth in Section 2.5 of the Bylaws could result in such defective proposal or nomination being disregarded. The law of Delaware, the jurisdiction in which the Company is incorporated, contains no notice provisions similar to that set forth in the proposed amendment.

Required Vote; Recommendation of the Board of Directors

The approval and adoption of the proposed amendment to Article II, Section 2.5 of the Company’s Amended and Restated Bylaws regarding advance notice procedures requires the affirmative vote of 66 2/3% of the outstanding shares of our common stock. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVING AND ADOPTING THE AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED BYLAWS REGARDING ADVANCE NOTICE PROCEDURES.

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PROPOSAL 6

APPROVAL AND ADOPTION OF AN AMENDMENT TO ARTICLE III, SECTION 3.3 OF THE COMPANY’S AMENDED AND RESTATED BYLAWS REGARDING ELECTION OF DIRECTORS

Approval of the Section 3.3 Amendment

We are asking our stockholders to approve an amendment to Article III, Section 3.3 of the Bylaws to adopt a majority voting standard in our future uncontested director elections (the “Section 3.3 Amendment”).

Our Bylaws currently require directors to be elected by a plurality of the votes cast at our annual meeting for the election of directors. Under a plurality voting standard, the nominees for election as directors who receive the greatest number of votes cast in their favor at the meeting up to the number of directors to be elected are elected to the Board, regardless of whether a director nominee receives a majority of the votes cast in favor or his or her election or not. Under a majority voting standard, a director nominee is only elected if the votes cast “for” such nominee’s election exceed the votes cast “against” such nominee’s election.

Although we have maintained a plurality voting standard for many years, our Board believes that as a matter of good corporate governance and in order to give our stockholders the ability to have a greater impact on the composition of our Board, it is an appropriate time to propose the Section 3.3 Amendment which would implement majority voting in future uncontested director elections. However, if as of the date that is 14 days in advance of the date that we file our definitive proxy statement (regardless of whether or not thereafter revised or supplemented) with the SEC the number of nominees exceeds the number of directors to be elected at the meeting, then directors would be elected by a plurality vote.

If approved by the stockholders at the Annual Meeting, the Section 3.3 Amendment will amend the Bylaws such that each director to be elected by the stockholders shall be elected by the vote of a majority of the votes cast with respect to such director at any meeting for the election of directors by the holders of shares present in person or represented by proxy and entitled to vote on the election of directors; provided that if as of a date that is fourteen (14) days in advance of the date that the Company files its definitive proxy statement (regardless of whether or not thereafter revised or supplemented) with the SEC, the number of nominees exceeds the number of directors to be elected, directors shall be elected by the vote of a plurality of the shares represented in person or by proxy at any such meeting and entitled to vote on the election of directors. “A majority of the votes cast” means that the number of shares voted “for” a director must exceed the number of votes cast “against” that director’s election. Votes cast will exclude abstentions and broker non-votes with respect to that director’s election. If directors are to be elected by a plurality, stockholders shall be permitted to withhold votes from a nominee but shall not be permitted to vote against a nominee.

To address the potential for a “holdover” director if majority voting for directors is implemented, the Section 3.3 Amendment provides that the Corporate Governance and Nominating Committee will establish procedures under which any director who is not elected shall offer his or her resignation to the Board. Pursuant to these procedures, each director must submit to the Chairman of the Corporate Governance and Nominating Committee in writing such director’s irrevocable resignation which will be effective upon (i) the failure of such director to receive the required vote at any annual or special meeting at which such director is nominated for re-election and (ii) Board acceptance of the resignation. In all cases, to be eligible to be a nominee for election or re-election as our director, or to be considered by the Board to fill any vacancies, a person must deliver to our Corporate Secretary a written representation and agreement (in the form provided by our Corporate Secretary upon written request) that such person will abide by the requirements to be set forth in Article III, Section 3.3(b) of the Bylaws which implement majority voting.

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The foregoing description of the Section 3.3 Amendment is qualified in its entirety by reference to the full text of Section 3.3 of the Bylaws as proposed to be amended, a copy of which is attached hereto as Appendix D and incorporated herein by reference. Stockholders are urged to read carefully the full text of Section 3.3 of the Bylaws as it is proposed to be amended by this Proposal 6. The Section 3.3 Amendment will only be implemented if both this Proposal 6 and Proposal 5 are duly adopted by the stockholders. If both Proposal 5 and 6 are not implemented, then no change will be made to the Bylaws regarding the voting standard in future uncontested director elections and directors will continue to be elected by a plurality of the votes cast at our annual meeting for the election of directors.

Required Vote; Recommendation of the Board of Directors

The approval and adoption of the proposed amendment to Article III, Section 3.3 of the Company’s Amended and Restated Bylaws regarding the election of directors requires the affirmative vote of 66 2/3% of the outstanding shares of our common stock. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVING AND ADOPTING THE AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED BYLAWS REGARDING THE ELECTION OF DIRECTORS.

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.

The Audit Committee of the Board of Directors performs general oversight of our financial accounting and reporting process, system of internal controls, audit process and the process for monitoring compliance with laws and regulations and our Code of Business Conduct and Ethics. The Audit Committee members are not professional auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accountants. The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. Our management has responsibility for preparing our financial statements and implementing our financial reporting process, including our system of internal controls over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act, and has the primary responsibility for assuring their accuracy, effectiveness and completeness. Our independent registered public accountants, Squar, Milner, Peterson, Miranda & Williamson, LLP, are responsible for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles. The Audit Committee meets periodically with the independent registered public accountants, with and without management present, to discuss the results of the independent registered public accountants’ examinations and evaluations of our internal controls and the overall quality of our financial reporting, and, as appropriate, initiates inquiries into various aspects of the Company’s financial affairs.

In the absence of their possession of a reason to believe that such reliance is unwarranted, the members of the Audit Committee necessarily rely on the information or documentation provided to them by, and on the representations made by, management or other employees of the Company, the independent registered public accounting firm, and/or any consultant or professional retained by the Audit Committee, the Board of Directors, management or by any committee of the Board of Directors. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has applied U.S. generally accepted accounting principles appropriately or maintained appropriate internal controls and disclosure controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s authority and oversight responsibilities do not independently assure that the audits of the financial statements have been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States) or that the financial statements are presented in accordance with U.S. generally accepted accounting principles.

The Audit Committee of the Board of Directors currently consists of three directors, all of whom qualify as “independent” and meet the other requirements under the current Nasdaq Listing Standards and SEC rules regarding audit committee membership: Mr. Printer, who serves as Chairman, Mr. Paul Folino and Mr. John Rehfeld. Mr. Rehfeld, who will not be standing for re-election at the Annual Meeting, has served on the Audit Committee since July 1, 2011. The Audit Committee operates under a written charter adopted by the Board of Directors, the current version of which is available on our website at www.lantronix.com. The Audit Committee reviews and assesses the adequacy of its charter on an annual basis. The members of the Audit Committee took the following actions in fulfilling its oversight responsibilities:

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(1)	reviewed and discussed the annual audited financial statements and the quarterly results of operations with management, including a discussion of the quality and the acceptability of our financial reporting and controls as well as the clarity of disclosures in the financial statements;

(2)	discussed with Squar, Milner, Peterson, Miranda & Williamson, LLP the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T;

(3)	received from Squar, Milner, Peterson, Miranda & Williamson, LLP written disclosures and the letter from Squar, Milner, Peterson, Miranda & Williamson, LLP as required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with Squar, Milner, Peterson, Miranda & Williamson, LLP its independence; and

(4)	based on the review and discussion referred to in (1) through (3) above, recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2012, for filing with the SEC.

Audit Committee

Hoshi Printer, Chairperson
Paul Folino
John Rehfeld

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to beneficial ownership of our common stock as of the Record Date (September 25, 2012), by: (i) each stockholder known by us to be the beneficial owner of more than 5% of our common stock based on filings pursuant to Sections 13(d) or (g) of the Exchange Act; (ii) each of our current directors and nominees for director; (iii) each of our current or former executive officers set forth in the Summary Compensation Table (collectively, the “Named Executive Officers”); and (iv) all current directors and Named Executive Officers as a group. The address for those persons for which an address is not otherwise provided is 167 Technology Drive, Irvine, California 92618. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Except as otherwise indicated in the footnotes to the table, and subject to community property laws, where applicable, the persons and entities identified in the table below have sole voting and investment power with respect to all shares beneficially owned. The number of shares of common stock outstanding used in calculating the percentage for each listed person includes shares of common stock underlying options or warrants held by such person that are exercisable within 60 calendar days of the Record Date (September 25, 2012) but excludes shares of common stock underlying options or warrants held by any other person.

	Beneficial Ownership
Beneficial Owner Name	Number of Shares	Percentage Ownership
Greater than 5% Stockholders:
TL Investment GmbH, Biesingerstrasse 27, Tuebingen D-72072, Germany (1)	6,072,416	41.7%
Heartland Advisors, Inc./William J. Nasgovitz, 789 North Water St. Milwaukee, WI 53202 (2)	1,004,557	6.9%
Directors, Nominees and Named Executive Officers:
Bernhard Bruscha, Director (3)	6,188,574	42.1%
John Rehfeld, Director (4)	44,125	0.3%
Hoshi Printer, Director (5)	34,750	0.2%
Paul Folino, Director (6)	-	*
Bruce Edwards, Director Nominee	-	*
Kurt Busch, President and Chief Executive Officer (7)	129,127	0.9%
Jeremy Whitaker, Chief Financial Officer and Secretary (8)	38,273	0.3%
Larry Sanders, Former Interim President and Chief Executive Officer (9)	-	*
James Kerrigan, Former Interim Chief Financial Officer (10)	-	*
All current executive officers and directors as a group (11) (6 persons)	6,434,849	43.2%

* Represents beneficial ownership of less than 1% of the outstanding shares of common stock.

(1)	Based upon information contained in a Form 4 filed by TL Investment GmbH with the Securities and Exchange Commission on June 7, 2012. Includes 6,072,416 shares held by TL Investment GmbH, with respect to which Mr. Bruscha has sole voting and investment power.

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(2)	Based upon information contained in a Schedule 13G filed jointly by Heartland Advisors, Inc. and William J. Nasgovitz with the Securities and Exchange Commission on February 10, 2012. All of the shares may be deemed beneficially owned by both (i) Heartland Advisors, Inc. by virtue of its investment discretion and voting authority granted by certain clients, which may be revoked at any time; and (ii) William J. Nasgovitz, as a result of his ownership interest in Heartland Advisors, Inc.

(3)	Includes an aggregate of 6,072,416 shares held by TL Investment GmbH of which Mr. Bruscha is the sole owner, and 116,158 shares of common stock issuable upon exercise of stock options exercisable within 60 days of September 25, 2012.

(4)	Includes an aggregate of 33,750 shares of common stock issuable upon exercise of stock options exercisable within 60 days of September 25, 2012.

(5)	Includes an aggregate of 33,750 shares of common stock issuable upon exercise of stock options exercisable within 60 days of September 25, 2012.

(6)	Mr. Folino joined the Company as a director as of June 7, 2012.

(7)	Includes an aggregate of 116,667 shares of common stock issuable upon exercise of stock options exercisable within 60 days of September 25, 2012.

(8)	Includes an aggregate of 14,896 shares of common stock issuable upon exercise of stock options exercisable within 60 days of September 25, 2012.

(9)	Mr. Sanders resigned from the Company effective August 26, 2011.

(10)	Mr. Kerrigan resigned from the Company effective September 30, 2011.

(11)	Includes an aggregate of 315,221 shares of common stock issuable upon exercise of stock options exercisable within 60 days of September 25, 2012

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DIRECTOR COMPENSATION

Cash Compensation. In the 2012 fiscal year, with the exception of Mr. Bruscha who elected not to receive a cash fee for his services as a director, each non-employee director received $26,000 cash compensation as an annual payment for his services as a director. The Chairman of the Board received an additional $15,000 annual payment, with the exception of Mr. Bruscha who elected not to receive a cash fee for his services as Chairman. The Chairs of the following committees received the following additional annual payments as noted: Audit Committee, $10,000; Compensation Committee, $7,500; and Corporate Governance and Nominating Committee, $5,000. The annual retainers are based on an expectation of four in-person meetings per year (one per quarter). Directors also received $1,000 for each additional full-day in-person meeting in excess of one meeting per quarter and $500 for each telephonic conference. Members of the Special Finance Committee of the Board, comprised of Messrs. Wittenschlaeger (Chairman), Printer and Rehfeld, formed to oversee management in the Company’s efforts to raise capital, received $2,500 each.

Stock Option Program. Members of our Board who are not employees of ours, or any parent or subsidiary of ours (“Non-Employee Directors”), are eligible to participate in our 2010 Stock Incentive Plan. Under our 2010 Stock Incentive Plan, Non-Employee Directors are eligible to receive a discretionary grant of non-statutory stock options on the date such Non-Employee Director first joins our Board. Each Non-Employee Director is also eligible for an additional annual option grant. The exercise price for these options is 100% of the fair market value of the shares on the date of grant. These options have a term of seven (7) years; provided, however, that they may terminate earlier under certain circumstances.

On November 16, 2011, each Non-Employee Director, with the exception of Paul Folino who was not appointed until June 7, 2012, was granted an option to purchase 23,750 shares of our common stock at an exercise price of $1.39 per share. The options will fully vest on November 16, 2012 and expire on November 16, 2018. In connection with Mr. Folino’s appointment to the Board on June 7, 2012, the Company granted Mr. Folino a non-statutory option to purchase 9,895 shares of our Common Stock at an exercise price of $1.95 per share. The option will fully vest on June 7, 2013 and will expire on June 7, 2019.

Reimbursements. We reimburse our Non-Employee Directors for travel expenses in accordance with our travel and expense policies and procedures. In the case of Mr. Bruscha, for the 2012 fiscal year, we agreed to provide a travel stipend of $2,016 per in-person meeting for which he traveled to our headquarters.

Except as described above, directors do not receive any other compensation for their services as our directors or as members of committees of the Board.

The table below summarizes the compensation earned by non-employee directors for services during the fiscal year ended June 30, 2012:

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Director Compensation

For Fiscal Year Ended June 30, 2012

Name	Fees Earned or Paid in Cash ($) (1)	Option Awards ($) (2)	All Other Compensation ($)	Total ($)
Bernhard Bruscha (3)	–	22,078	8,064	30,142
Paul Folino (4)	2,584	13,128	–	15,712
Hoshi Printer	47,170	22,078	–	69,248
John Rehfeld	45,164	22,078	–	67,242
Howard Slayen	18,500	–	–	18,500
Thomas M. Wittenschlaeger (5)	60,865	22,078	33,000	115,943

(1)	For a description of annual non-employee director retainer fees and retainer fees for chair positions, see the narrative disclosure above. As described in the narrative above, Mr. Bruscha elected not to receive a cash fee for his services on the Board.

(2)	The dollar value of options shown represents the grant date fair value determined in accordance with FASB ASC Topic 718 pursuant to the Black-Scholes option pricing model, without any adjustment for estimated forfeitures. For a discussion of the valuation assumptions used in the calculations, see Note 5 of Notes to Consolidated Financial Statements, included in Part IV, Item 15 of our Annual Report on Form 10-K for the fiscal year ended June 30, 2012 referred to in this proxy statement as our fiscal 2012 Form 10-K

(3)	As described in the narrative above, Mr. Bruscha elected not to receive a cash fee for his services on the Board. The amounts listed above for Mr. Bruscha under the column “All Other Compensation” represent a travel stipend earned by Mr. Bruscha during the fiscal year ended June 30, 2012 but not yet paid.
(4)	Mr. Folino was appointed as a non-employee director on June 7, 2012.

(5)	Mr. Wittenschlaeger voluntarily resigned from the Board on May 14, 2012. The amounts listed above for Mr. Wittenschlaeger under the column “All Other Compensation” are consideration for consulting services that he provided from the date of his resignation until the date of the 2012 Annual Meeting of Stockholders.

The following table shows the total number of stock and option awards outstanding for each person who served as a non-employee director during the fiscal year ended June 30, 2012:

Name	Stock Awards Outstanding (#)	Option Awards Outstanding (#)
Bernhard Bruscha	–	116,158
Paul Folino	–	9,895
Hoshi Printer	–	116,158
John Rehfeld	3,125	33,750
Howard T. Slayen	–	–
Thomas M. Wittenschlaeger	–	33,750

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EXECUTIVE COMPENSATION

The following table sets forth a summary, for the fiscal years indicated, the compensation of the principal executive officer, the principal financial officer and the two former executives for whom disclosure would have been provided if the individuals were serving as executive officers as of the end of the 2012 fiscal year:

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Non-Equity Incentive Plan Compensation ($)(1)	Option Awards ($) (2)	All Other Compensation ($)	Total ($)
Kurt Busch
President & CEO (3)	2012	230,795	67,890 (4)	428,085	3,465 (6)	730,234
Jeremy Whitaker
CFO (3)	2012	157,644	46,203 (5)	61,710	1,190 (7)	266,747
Larry Sanders
Former Interim President & CEO (9)	2012	55,233	–	7,254	6,798 (8)	69,285
	2011	8,308	–	–	2,769	11,077
James Kerrigan
Former Interim CFO (10)	2012	89,753	–	–	–	89,753
	2011	5,769	–	–	–	5,769

(1)	The amounts shown represent bonuses paid under our Fiscal 2012 Performance Bonus Plan (“2012 Plan”) to our named executive officers based on our performance under pre-established financial metrics as determined by the Compensation Committee. The 2012 Plan was based upon semi-annual performance to be paid out, if at all, semi-annually. For the 2012 fiscal year, two performance measures were approved by the Compensation Committee for the Named Executive Officers: attainment of certain (i) annual revenue and (ii) earnings before interest, taxes, depreciation, amortization, and share-based compensation (“Adjusted EBITDA”) goals. These goals were weighted 60% towards revenue and 40% towards Adjusted EBITDA. In addition, the bonus payout was weighted 40% towards the first half of the 2012 fiscal year and 60% towards the second half of the 2012 fiscal year. For the second half of the 2012 fiscal year, both the revenue and Adjusted EBITDA goals were met at 102% and 128% of target, respectively. For the first half of the 2012 fiscal year neither goal was achieved.

(2)	The dollar value of options shown represents the grant date fair value determined in accordance with FASB ASC Topic 718 pursuant to the Black-Scholes option pricing model, without any adjustment for estimated forfeitures. For a discussion of the valuation assumptions used in the calculations, see Note 5 of Notes to Consolidated Financial Statements, included in Part IV, Item 15 of our Annual Report on Form 10-K for the fiscal year ended June 30, 2012 referred to in this proxy statement as our fiscal 2012 Form 10-K.

(3)	The annual base salary in the 2012 fiscal year for each of Mr. Busch and Mr. Whitaker was $270,000 and $210,000, respectively. The amounts reported in the table above under the “Salary” column reflect the salaries earned for the portion of the fiscal year during which Mr. Busch and Mr. Whitaker were respectively employed by the Company. Mr. Busch started at the Company on August 23, 2011 and Mr. Whitaker started on September 26, 2011. In addition, Mr. Whitaker’s actual salary reflects four days of unpaid time off during the 2012 fiscal year.

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(4)	Mr. Busch’s bonus was paid pursuant to the achievement of goals as set forth in 2012 Plan for the second half of the 2012 fiscal year as described in further detail above. Mr. Busch’s offer letter provides for a target bonus of 40% of his base.

(5)	Mr. Whitaker’s bonus was paid pursuant to the achievement of goals as set forth to the 2012 Plan for the second half of the 2012 fiscal year as described in further detail above. Mr. Whitaker’s offer letter provides for a target bonus of 35% of his base salary.

(6)	“All Other Compensation” amounts for the 2012 fiscal year consisted of life insurance premiums in the amount of $1,465 and a bonus of $2,000 under our patent bonus award program.

(7)	“All Other Compensation” amounts for the 2012 fiscal year consisted of life insurance premiums in the amount of $1,190.

(8)	“All Other Compensation” amounts for the 2012 fiscal year consisted relocation assistance of $6,798 pursuant to Mr. Sanders’ employment agreement.

(9)	Mr. Sanders resigned as Interim President and Chief Executive Officer effective August 26, 2011. The amounts reported in the table above under the “Salary” column reflect his annual salary through the date of his resignation.

(10)	Mr. Kerrigan resigned as Interim Chief Financial Officer effective September 26, 2011 and continued to provide services until September 30, 2011. The amounts reported in the table above under the “Salary” column reflect his annual salary through September 30, 2011.

Outstanding Equity Awards

at 2012 Fiscal Year End

The following provides certain summary information concerning outstanding equity awards held by our Named Executive Officers as of June 30, 2012.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (# ) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Grant Date	Option Exercise Price ($)	Option Expiration Date

Kurt Busch	– (1)	350,000	8/23/2011	$1.94	8/23/2018
Jeremy Whitaker	– (2)	55,000	9/26/2011	$1.77	9/25/2017
Larry Sanders	974	–	8/18/2011	$3.06	8/26/2012

(1)	Twenty-five percent (25%) of the shares subject to this option will vest on 8/23/2012 (the one-year anniversary of the grant date), and the remaining shares vest on a monthly basis thereafter for a period of 36 months, such that 100% of the shares subject to this option will be fully vested as of 8/23/2015.

(2)

Twenty-five percent (25%) of the shares subject to this option will vest on 9/26/2012 (the one-year anniversary of the grant date), and the remaining shares vest on a monthly basis thereafter for a period of 36 months, such that 100% of the shares subject to this option will be fully vested as of 9/26/2015.

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Equity Compensation Plan Information

The following table gives information about our common stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans as of 2012 fiscal year end (June 30, 2012):

	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders:
2000 Plan (1)	988,874	$4.32	–
2010 Plan (2)	1,140,202	$2.24	768,301

Equity compensation plans not approved by security holders:
2010 Inducement Plan (3)	6,983	$3.25	–

Total	2,136,059	$3.20	768,301

___________________

(1)	Represents 988,874 shares subject to outstanding stock options with a weighted-average exercise price of $4.32 per share and a weighted-average remaining contractual term of 6.0 years. There are no securities available for future issuance under the 2000 Plan because it expired in May 2010. Options outstanding under the 2000 Plan that expire without having been exercised in full, or are forfeited to the Company on or after December 15, 2010, are added to the share reserve of the 2010 Stock Incentive Plan.

(2)	Represents 1,140,202 shares subject to outstanding stock options with a weighted-average exercise price of $2.24 per share and a weighted average remaining contractual term of 6.1 years.

(3)	Represents 6,983 shares subject to outstanding stock options with a weighted-average exercise price of $3.25 per share and a weighted-average remaining contractual term of 8.4 years. There are no shares available for future issuance under this plan. Shares subject to options that expire unexercised under the 2010 Inducement Plan are not eligible to be added to the 2010 Stock Incentive Plan share reserve. On June 14, 2010, the Board approved the 2010 Inducement Equity Incentive Plan (the “Inducement Plan”). The purpose of the Inducement Plan was to provide a material inducement for the best available employees to join the Company, and to promote the success of the Company’s business. The Inducement Plan permitted the grant of nonstatutory stock options, stock appreciation rights, restricted stock, restricted stock units and performance shares by the administrator. The Board authorized the issuance of up to 100,000 common shares under the Inducement Plan. The Inducement Plan provides that the exercise price of an Option may not be less than 100% of the fair market value of the share on the date of grant. The term of any grant under the Inducement Plan can be no longer than ten (10) years from the date of grant.

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Employment Contracts and Termination of Employment and Change of Control Arrangements

The Company currently has at-will employment agreements with its two current Named Executive Officers, Kurt Busch, its President and Chief Executive Officer, and Jeremy Whitaker, its Chief Financial Officer and Corporate Secretary (last updated by the Board in August 2012). An “at will” employment agreement has no fixed term and may be terminated at any time at the discretion of the Board. Although there are some differences in benefit levels between the two agreements, the basic elements of the agreements for Messrs. Busch and Whitaker are comparable. Capitalized terms not otherwise defined herein are defined in the employment agreements.

Base Salary. Each employment agreement establishes an annual base salary for the Named Executive Officers. The current base salaries for the Named Executive Officers are as follows: Mr. Busch - $325,000 per year; and Mr. Whitaker - $230,000 per year.

Bonus. The Named Executive Officers are each eligible to receive a performance bonus of up to 60% of annual base salary in the case of Mr. Busch and up to 40% of annual base salary in the case of Mr. Whitaker.

Equity Awards. In addition to being eligible to participate in the Company’s employee benefit plans, each Named Executive Officer was granted an incentive stock option to purchase shares of the Company’s common stock at fair market value under the Company’s 2010 Stock Incentive Plan at the commencement of the respective agreements in the following amounts: 350,000 options for Mr. Busch and 55,000 options for Mr. Whitaker. Vesting for these awards is to occur 25% on the first anniversary of the date of grant and ratably each month thereafter for 36 months.

Covered Terminations. Under their respective employment agreements, the Named Executive Officers are eligible for payments if their employment is terminated (i) involuntarily by the Company without Cause; (ii) as a result of Change of Control; and (iii) for Good Reason by the employee.

Severance Payment. If the Named Executive Officers are terminated without Cause, as defined in the respective employment agreements, severance generally consists of the sum of nine months of the Named Executive Officer’s then current annual base salary plus an amount equal to 75% of the performance bonus earned and paid during the prior 12 month period.

Single-trigger for Change in Control/Equity Acceleration; Double-trigger for Change in Control for Good Reason/Severance Package. Upon a Change in Control, the Named Executive Officers shall be compensated as follows: (A) If the market cap is equal to or less than $50 million: Mr. Busch - immediate vesting of the 350,000 options referenced above, plus, if the Change in Control results in the Named Executive Officer’s resignation for Good Reason, severance equal to nine months of current annual base salary plus 40% of nine months of the current annual base salary; Mr. Whitaker - immediate vesting of the 55,000 options referenced above, plus, if the Change in Control results in the Named Executive Officer’s resignation for Good Reason, severance equal to six months of current annual base salary plus 40% of six months of the current annual base salary; (B) If the market cap is greater than $50 million: Mr. Busch - immediate vesting of the 350,000 options referenced above, plus, if the Change in Control results in the Named Executive Officer’s resignation for Good Reason, severance equal to the two time the current annual base salary plus 80% of the current annual base salary; Mr. Whitaker - immediate vesting of the 55,000 options referenced above, plus, if the Change of Control results in the Named Executive Officer’s resignation for Good Reason, severance equal to 12 months of the current annual base salary.

Good Reason generally includes a material change of the Named Executive Officer’s title, authority and responsibilities or the assignment of the executive to duties materially inconsistent with such responsibilities or status, a reduction of the executive’s base salary, incentive plans or benefits or a failure to obtain the assumption of the employment agreement by any successor of the Company.

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OTHER INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our Section 16 officers, directors and beneficial owners of more than 10% of our common stock to file reports of ownership and changes in ownership with the SEC. Copies of these filings must be furnished to us. Based solely upon a review of the forms filed with the SEC by our Section 16 officers, directors and beneficial owners of more than 10% of our common stock regarding their ownership of, and transactions in, our common stock and upon written representations from such persons that no additional forms were required, we believe that during the 2012 fiscal year all Section 16(a) reports were timely filed, with the exception of the Form 5 filed with the SEC on August 30, 2012 that was filed to report multiple transactions for Mr. Bernhard Bruscha that were not timely reported on Forms 4 or 5.

Policies and Procedures with Respect to Related Party Transactions

The Board is committed to upholding the highest legal and ethical conduct in fulfilling its responsibilities and recognizes that related party transactions can present a heightened risk of potential or actual conflicts of interest.

Our Audit Committee charter requires that members of the Audit Committee review and approve all related party transactions. Current SEC rules define a related party transaction to include any transaction, arrangement or relationship in which:

—	we are a participant;
—	the amount involved exceeds $120,000; and
—	an executive officer, director or director nominee, or any person who is known to be the beneficial owner of more than 5% of our common stock, or any person who is an immediate family member of an executive officer, director or director nominee or beneficial owner of more than 5% of our common stock had or will have a direct or indirect material interest.

In addition, the Audit Committee is responsible for reviewing and investigating any matters pertaining to the integrity of management, including conflicts of interest and adherence to our Code of Conduct. Under our Standards of Business Conduct, directors, officers and all other members of the workforce are expected to avoid any relationship, influence or activity that would cause or even appear to cause a conflict of interest. All directors must recuse themselves from any discussion or decision affecting their personal, business or professional interests.

All related party transactions shall be disclosed in our applicable filings with the SEC as required under SEC rules.

Related Party Transactions

Three international customers of the Company, transtec AG, barix AG and Lynx IT-Systeme GmbH (previously known as Triple Stor GmbH), are related parties due to common ownership by Bernhard Bruscha, our largest stockholder and current member of the Board. Mr. Bruscha is the 100% owner of TL Investment GmbH (“TLI”), as well as 100% owner of technovest alpha GmbH. TLI owns 78.62% of the voting rights in transtec AG and technovest alpha GmbH owns 32.67% of the voting rights in barix AG. Lynx IT-Systeme GmbH is a wholly owned subsidiary of transtec AG. Together these three customers accounted for, in the aggregate, approximately 2% of our net revenues for both the 2012 and 2011 fiscal years, or approximately $865,000 and $942,000, respectively.

Indemnification and Insurance

Pursuant to the Company’s Amended and Restated Certificate of Incorporation and Bylaws, the Company indemnifies its directors and officers to the fullest extent permitted by law. The Company has also entered into indemnification agreements with each of its directors and executive officers contractually committing the Company to provide this indemnification to him or her.

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ANNUAL REPORT ON FORM 10-K

The Company will furnish without charge to each person whose proxy is solicited upon the written request of such person a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2012, as filed with the SEC, including the financial statements and financial statement schedules (upon request, exhibits thereto will be furnished subject to payment of a specified fee). Requests for copies of such report should be directed to: Lantronix, Inc., Attention, Corporate Secretary, 167 Technology Drive, Irvine, California 92618.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document we file with the SEC at the SEC’s Public Reference Room at 100 F. Street, N.E., Room 1580, Washington, D.C. 20549 or at the offices of the National Association of Securities Dealers, Inc. located at 1735 K Street, N.W., Washington, D.C. 20006. Our SEC filings are also available to the public at the SEC’s website at www.sec.gov and through our website at www.lantronix.com.

If you would like to inquire about stock transfer requirements, lost stock certificates or change of stockholder address, please call our transfer agent, Computershare Shareowner Services LLC at (877) 854-4580. You may also visit their web site at www.computershare.com for step-by-step transfer instructions.

BY ORDER OF THE BOARD OF DIRECTORS

Irvine, California

October  3, 2012

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APPENDIX A

LANTRONIX, INC.

AMENDED AND RESTATED 2010 STOCK INCENTIVE PLAN

1. Purposes of the Plan. The purposes of this Plan are:

•	to attract and retain the best available personnel for positions of substantial responsibility,

•	to provide incentives to individuals who perform services to the Company, and

•	to promote the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units and Performance Shares as the Administrator may determine.

2. Definitions. As used herein, the following definitions will apply:

(a) “Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 of the Plan.

(b) “Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

(c) “Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units and Performance Shares as the Administrator may determine.

(d) “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

(e) “Board” means the Board of Directors of the Company.

(f) “Change in Control” means the occurrence of any of the following events:

(i) A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group, (“Person”) acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than 50% of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection (i), the acquisition of additional stock by any one Person, who is considered to own more than 50% of the total voting power of the stock of the Company will not be considered a Change in Control; or

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(ii) A change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this clause (ii), if any Person is considered to effectively control the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

(iii) A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least 50% of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii)(B)(3). For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this Section 2(f), persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing, a transaction shall not be deemed a Change in Control unless the transaction qualifies as a change in the ownership of the Company, change in the effective control of the Company or a change in the ownership of a substantial portion of the Company’s assets, each within the meaning of Section 409A of the Code and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time (“Section 409A”).

(g) “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.

(h) “Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board in accordance with Section 4 hereof.

(i) “Common Stock” means the common stock of the Company.

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(j) “Company” means Lantronix, Inc., a Delaware corporation, or any successor thereto.

(k) “Consultant” means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

(l) “Determination Date” means the latest possible date that will not jeopardize the qualification of an Award granted under the Plan as “performance-based compensation” under Section 162(m) of the Code.

(m) “Director” means a member of the Board.

(n) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

(o) “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

(p) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(q) “Fair Market Value” means, as of any date, the value of the Common Stock as the Administrator may determine in good faith by reference to the price of such stock on any established stock exchange or a national market system on the day of determination if the Common Stock is so listed on any established stock exchange or a national market system. If the Common Stock is not listed on any established stock exchange or a national market system, the value of the Common Stock will be determined as the Administrator may determine in good faith.

(r) “Fiscal Year” means the fiscal year of the Company.

(s) “Incentive Stock Option” means an Option that by its terms qualifies and is otherwise intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(t) “Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

(u) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(v) “Option” means a stock option granted pursuant to Section 6 of the Plan.

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(w) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(x) “Participant” means the holder of an outstanding Award.

(y) “Performance Goals” will have the meaning set forth in Section 11 of the Plan.

(z) “Performance Period” means any Fiscal Year of the Company or such other period as determined by the Administrator in its sole discretion.

(aa) “Performance Share” means an Award denominated in Shares which may be earned in whole or in part upon attainment of Performance Goals or other vesting criteria as the Administrator may determine pursuant to Section 10.

(bb) “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

(cc) “Plan” means this Amended and Restated 2010 Stock Incentive Plan.

(dd) “Restricted Stock” means Shares issued pursuant to an Award of Restricted Stock under Section 8 of the Plan, or issued pursuant to the early exercise of an Option.

(ee) “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 9. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

(ff) “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(gg) “Section 16(b)” means Section 16(b) of the Exchange Act.

(hh) “Service Provider” means an Employee, Director, or Consultant.

(ii) “Share” means a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.

(jj) “Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 7 is designated as a Stock Appreciation Right.

(kk) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

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3. Stock Subject to the Plan.

(a) Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of Shares that may be awarded and sold under the Plan is Two Million Seven Hundred Thousand (2,700,000) Shares plus any Shares subject to equity compensation awards granted under the 2000 Stock Plan or 1998 Stock Option Plan that expire or otherwise terminate without having been exercised in full or that are forfeited to or repurchased by the Company by virtue of their failure to vest, with the maximum number of Shares to be added to the Plan equal to Two Million One Hundred Thousand shares (2,100,000) Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

(b) Full Value Awards. Any Shares subject to Awards other than Options or Stock Appreciation Rights will be counted against the numerical limits of this Section 3 as 1.52 Shares for every one (1) Share subject thereto. Further, if Shares acquired pursuant to any such Award are forfeited or repurchased by the Company and would otherwise return to the Plan pursuant to Section 3(c), 1.52 times the number of Shares so forfeited or repurchased will return to the Plan and will again become available for issuance.

(c) Lapsed Awards. If an Award expires or becomes unexercisable without having been exercised in full, or, with respect to Restricted Stock, Restricted Stock Units or Performance Shares, is forfeited to or repurchased by the Company, the unpurchased Shares (or for Awards other than Options and Stock Appreciation Rights, the forfeited or repurchased Shares) which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). Upon exercise of a Stock Appreciation Right settled in Shares, the gross number of Shares covered by the portion of the Award so exercised will cease to be available under the Plan. Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if unvested Shares of Restricted Stock, Restricted Stock Units or Performance Shares are repurchased by the Company or are forfeited to the Company, such Shares will become available for future grant under the Plan. Shares used to pay the withholding tax related to an Award or to pay for the exercise price of an Award will not become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Notwithstanding the foregoing provisions of this Section 3(c), subject to adjustment provided in Section 14, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 3(a), plus, to the extent allowable under Section 422 of the Code, any Shares that become available for issuance under the Plan under this Section 3(c).

(d) Share Reserve. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

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4. Administration of the Plan.

(a) Procedure.

(i) Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan.

(ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Awards granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan will be administered by a Committee of two (2) or more “outside directors” within the meaning of Section 162(m) of the Code.

(iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

(iv) Other Administration. Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which committee will be constituted to satisfy Applicable Laws.

(b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

(i) to determine the Fair Market Value;

(ii) to select the Service Providers to whom Awards may be granted hereunder;

(iii) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder;

(iv) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(v) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws;

(vi) to modify or amend each Award (subject to Section 19(c) of the Plan);

(vii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(viii) to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award pursuant to such procedures as the Administrator may determine; and

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(ix) to make all other determinations deemed necessary or advisable for administering the Plan.

(c) Effect of Administrator’s Decision. The Administrator’s decisions, determinations, and interpretations will be final and binding on all Participants and any other holders of Awards.

5. Eligibility. Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Shares may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

6. Stock Options.

(a) Limitations.

(i) Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.

(ii) The Administrator will have complete discretion to determine the number of Shares subject to an Option granted to any Participant, provided that during any Fiscal Year, no Participant will be granted Option or Stock Appreciation Rights covering more than, in the aggregate, Two Million Five Hundred Thousand (2,500,000) Shares.

(b) Term of Option. The Administrator will determine the term of each Option in its sole discretion; provided, however, that the term will be no more than seven (7) years from the date of grant thereof. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(c) Option Exercise Price and Consideration.

(i) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator, but will be no less than 100% of the Fair Market Value per Share on the date of grant. In addition, in the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than 110% of the Fair Market Value per Share on the date of grant. Notwithstanding the foregoing provisions of this Section 6(c), Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.

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(ii) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

(iii) No Repricing. The exercise price for an Option may not be reduced without the consent of the Company’s stockholders. This shall include, without limitation, a repricing of the Option as well as an Option exchange program whereby the Participant agrees to cancel an existing Option in exchange for an Option, Stock Appreciation Right, other Award or cash.

(iv) Form of Consideration. The Administrator will determine the acceptable form(s) of consideration for exercising an Option, including the method of payment, to the extent permitted by Applicable Laws (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). Such consideration may consist of, without limitation, (1) cash, (2) check, (3) promissory note, to the extent permitted by Applicable Laws, (4) other vested Shares, provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised and provided that accepting such Shares, in the sole discretion of the Administrator, shall not result in any adverse accounting consequences to the Company, (5) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, (6) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws, or (7) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

(d) Exercise of Option.

(i) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

An Option will be deemed exercised when the Company receives: (i) notice of exercise (in such form as the Administrator specifies from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with any applicable withholding taxes). No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 14 of the Plan.

(ii) Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s termination as the result of the Participant’s death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for ninety (90) days following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

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(iii) Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iv) Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following Participant’s death. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(v) Other Termination. A Participant’s Award Agreement may also provide that if the exercise of the Option following the termination of Participant’s status as a Service Provider (other than upon the Participant’s death or Disability) would result in liability under Section 16(b), then the Option will terminate on the earlier of (A) the expiration of the term of the Option set forth in the Award Agreement, or (B) the 10th day after the last date on which such exercise would result in such liability under Section 16(b), but in no event later than the original full term of the Option. Finally, a Participant’s Award Agreement may also provide that if the exercise of the Option following the termination of the Participant’s status as a Service Provider (other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of Shares would violate the registration requirements under the Securities Act, then the Option will terminate on the earlier of (A) the expiration of the term of the Option, or (B) the expiration of a period of ninety (90) days after the termination of the Participant’s status as a Service Provider during which the exercise of the Option would not be in violation of such registration requirements.

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7. Stock Appreciation Rights.

(a) Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

(b) Number of Shares. The Administrator will have complete discretion to determine the number of Stock Appreciation Rights granted to any Participant, provided that during any Fiscal Year, no Participant will be granted Options or Stock Appreciation Rights covering more than, in the aggregate, two million five hundred (2,500,000) Shares.

(c) Exercise Price and Other Terms. The Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan, provided, however, that the exercise price will be not less than 100% of the Fair Market Value of a Share on the date of grant.

(d) Stock Appreciation Right Agreement. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price (which may not be less than 100% of the Fair Market Value of the underlying Shares on the grant date), the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(e) Expiration of Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement; provided, however, that the term will be no more than seven (7) years from the date of grant thereof. Notwithstanding the foregoing, the rules of Section 6(d) also will apply to Stock Appreciation Rights.

(f) No Repricing. The exercise price for a Stock Appreciation Right may not be reduced without the consent of the Company’s stockholders. This shall include, without limitation, a repricing of the Stock Appreciation Right as well as a Stock Appreciation Right exchange program whereby the Participant agrees to cancel an existing Stock Appreciation Right in exchange for an Option, Stock Appreciation Right or other Award.

(g) Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

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(i) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(ii) The number of Shares with respect to which the Stock Appreciation Right is exercised.

(iii) At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof, as specified in the Award Agreement.

8. Restricted Stock.

(a) Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

(b) Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Notwithstanding the foregoing sentence, during any Fiscal Year no Participant will be granted more than an aggregate of one million (1,000,000) Shares of Restricted Stock, Restricted Stock Units and Performance Shares. Unless the Administrator determines otherwise, Shares of Restricted Stock will be held by the Company as escrow agent until the restrictions on such Shares have lapsed.

(c) Transferability. Except as provided in this Section 8, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

(d) Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

(e) Removal of Restrictions. Except as otherwise provided in this Section 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(f) Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(g) Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. Any such dividends or distributions will be subject to the same vesting restrictions as the Shares of Restricted Stock with respect to which they were paid.

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(h) Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

(i) Section 162(m) Performance Restrictions. For purposes of qualifying grants of Restricted Stock as “performance-based compensation” under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals will be set by the Administrator on or before the Determination Date. In granting Restricted Stock which is intended to qualify under Section 162(m) of the Code, the Administrator will follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Award under Section 162(m) of the Code (e.g., in determining the Performance Goals).

9. Restricted Stock Units.

(a) Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. Each Restricted Stock Unit grant will be evidenced by an Award Agreement that will specify such other terms and conditions as the Administrator, in its sole discretion, will determine, including all terms, conditions, and restrictions related to the grant, the number of Restricted Stock Units and the form of payout, which, subject to Section 9(d), may be left to the discretion of the Administrator. Notwithstanding anything to the contrary in this subsection (a), during any Fiscal Year no Participant will be granted more than an aggregate of one million (1,000,000) Shares of Restricted Stock, Restricted Stock Units and Performance Shares.

(b) Vesting Criteria and Other Terms. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment or status as a Service Provider), or any other basis determined by the Administrator in its discretion. After the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any restrictions for such Restricted Stock Units. Each Award of Restricted Stock Units will be evidenced by an Award Agreement that will specify the vesting criteria, and such other terms and conditions as the Administrator, in its sole discretion will determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(c) Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as specified in the Award Agreement.

(d) Form and Timing of Payment. Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) set forth in the Award Agreement. The Administrator, in its sole discretion, may pay earned Restricted Stock Units in cash, Shares, or a combination thereof. Shares represented by Restricted Stock Units that are fully paid in cash again will be available for grant under the Plan.

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(e) Cancellation. On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company.

(f) Section 162(m) Performance Restrictions. For purposes of qualifying grants of Restricted Stock Units as “performance-based compensation” under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals will be set by the Administrator on or before the Determination Date. In granting Restricted Stock Units which are intended to qualify under Section 162(m) of the Code, the Administrator will follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Award under Section 162(m) of the Code (e.g., in determining the Performance Goals).

10. Performance Shares.

(a) Grant of Performance Shares. Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Shares granted to each Participant provided that during any Fiscal Year, for Performance Shares intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, no Participant will be granted more than an aggregate of one million (1,000,000) Shares of Restricted Stock, Restricted Stock Units and Performance Shares.

(b) Value of Performance Shares. Each Performance Share will be granted with a fixed dollar payout price. Upon vesting, the Participant shall receive Shares with a Fair Market Value on the vesting date that is equal to the fixed dollar payout price, rounded down to the nearest whole Share.

(c) Performance Objectives and Other Terms. The Administrator will set performance objectives or other vesting provisions. The Administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment or status as a Service Provider), or any other basis determined by the Administrator in its discretion.

(d) Earning of Performance Shares. After the applicable Performance Period has ended, the holder of Performance Shares will be entitled to receive a payout of the number of Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. After the grant of a Performance Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Share.

(e) Form and Timing of Payment of Performance Shares. Payment of earned Performance Shares will be made as soon as practicable after the expiration of the applicable Performance Period in Shares (which have an aggregate Fair Market Value equal to the fixed dollar payout value on the vesting date, rounded down to the nearest whole Share).

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(f) Cancellation of Performance Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Shares will be forfeited to the Company, and again will be available for grant under the Plan.

(g) Section 162(m) Performance Restrictions. For purposes of qualifying grants of Performance Shares as “performance-based compensation” under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals will be set by the Administrator on or before the Determination Date. In granting Performance Shares which are intended to qualify under Section 162(m) of the Code, the Administrator will follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Award under Section 162(m) of the Code (e.g., in determining the Performance Goals).

11. Performance Goals. The granting and/or vesting of Awards of Restricted Stock, Restricted Stock Units and Performance Shares may be made subject to the attainment of performance goals relating to one or more business criteria within the meaning of Section 162(m) of the Code and may provide for a targeted level or levels of achievement (“Performance Goals”) including (a) earnings per share, (b) operating cash flow, (c) operating income, (d) profit metrics (such as EBIDA profitability or Non-GAAP profitability) (e) return on assets, (f) return on equity, (g) return on sales, (h)  revenue, (i) stock price, (j) growth in stockholder value relative to the moving average of the S&P 500 Index or another index, (k) gross margin, (l) operating expenses or operating expenses as a percentage of revenue, (m) earnings (which may include earnings before interest and taxes, earnings before taxes and net earnings), (n) return on capital, (o) return on assets or net assets, (p) return on investment, (q) operating margin, (r) market share, (s) contract awards or backlog, (t) overhead or other expense reduction, (u) objective customer indicators, (v) new product invention or innovation, (w) attainment of research and development milestones, (x) total stockholder return, and (y) working captial. Any Performance Goals may be used to measure the performance of the Company as a whole or a Subsidiary or other business unit or segment of the Company and may be measured relative to a peer group or index. Any criteria used may be measured, as applicable (i) in absolute terms, (ii) against another company or companies, on a per-share basis, and/or (iii) on a pre-tax or post-tax basis (if applicable). The Performance Goals may differ from participant to participant and from Award to Award. In establishing the Performance Goals, the Administrator shall determine whether to determine such goals in accordance with United States Generally Accepted Accounting Principles (“GAAP”), in accordance with accounting principles established by the International Accounting Standards Board (“IASB Principles”) or which may be adjusted when established to either exclude any items otherwise includable under GAAP or under IASB Principles or include any items otherwise excludable under GAAP or under IASB Principles.

12. Leaves of Absence; Transfer Between Locations. Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Service Provider will not cease to be an Employee in the case of (i) any leave of absence approved by the Company, or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months and one day following the commencement of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

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13. Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate; provided, however, that in no event may an Award be transferred to a third party for value.

14. Adjustments; Dissolution or Liquidation; Merger or Change in Control.

(a) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award, and the numerical Share limits set forth in Sections 3, 6, 7, 8, 9, and 10.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

(c) Change in Control. In the event of a merger or Change in Control, each outstanding Award will be treated as the Administrator determines in accordance with the authorizations presented herein, including, without limitation, that each Award will be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation (the “Successor Corporation”). The Administrator will not be required to treat all Awards similarly in the transaction, but may only exercise such discretion (with respect to any outstanding Awards, whenever granted) in a manner specifically authorized in the remainder of this Section 14 (c).

In the event that the Successor Corporation does not assume or substitute for the Award, the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock will lapse, and, with respect to Restricted Stock Units and Performance Shares, all Performance Goals or other vesting criteria will be deemed achieved at target levels and all other terms and conditions met. In addition, if an Option or Stock Appreciation Right is not assumed or substituted for in the event of a Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right will be fully vested and exercisable for a period of time determined by the Administrator in its sole discretion (but in no event longer than the original full term), and the Option or Stock Appreciation Right will terminate upon the expiration of such period.

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For the purposes of this subsection (c), an Award will be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) or, in the case of a Stock Appreciation Right upon the exercise of which the Administrator determines to pay cash or a Performance Share which the Administrator can determine to pay in cash, the fair market value of the consideration received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the Successor Corporation, the Administrator may, with the consent of the Successor Corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Restricted Stock Unit or Performance Share, for each Share subject to such Award, to be solely common stock of the Successor Corporation equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

Notwithstanding anything in this Section 14(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more Performance Goals or other performance criteria will not be considered assumed if the Company or its successor modifies any of such Performance Goals or other performance criteria without the Participant’s consent; provided, however, a modification to such Performance Goals or other performance criteria only to reflect the Successor Corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

15. Tax Withholding

(a) Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign or other taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

(b) Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to the minimum amount required to be withheld, (iii) delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld, or (iv) selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld. The amount of the withholding requirement will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

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16. No Effect on Employment or Service. Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company, nor will they interfere in any way with the Participant’s right or the Company’s right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

17. Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

18. Term of Plan. Subject to Section 22 of the Plan, the Plan will become effective upon its approval by the Company’s stockholders. It will continue in effect for a term of ten (10) years from the date of the initial Board action unless terminated earlier under Section 19 of the Plan.

19. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Administrator may at any time amend, alter, suspend or terminate the Plan.

(b) Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c) Effect of Amendment or Termination. No amendment, alteration, suspension, or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

20. Conditions Upon Issuance of Shares.

(a) Legal Compliance. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

(b) Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

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21. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

22. Stockholder Approval. The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

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APPENDIX B

LANTRONIX, INC.

2013 EMPLOYEE STOCK PURCHASE PLAN

1. Purpose. The purpose of the Plan is to provide employees of Lantronix, Inc. (the “Company”) and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the Company’s intention that this 2013 Employee Stock Purchase Plan (the “Plan”) qualify as an “Employee Stock Purchase Plan” under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code. The terms herein that begin with initial capital letters shall have the defined meaning set forth under Section 2 below, or elsewhere when the term first appears and is defined.

This 2013 Employee Stock Purchase Plan is effective as of the Company’s 2012 Annual Meeting of the Stockholders.

2. Definitions.

(a) “Authorization Form” shall mean a form established by the Plan Administrator authorizing payroll deductions, as set forth in Section 6, and containing such other terms and conditions as the Company from time to time may determine.

(b) “Board” shall mean the Board of Directors of Lantronix, Inc.

(c) “Code” shall mean the Internal Revenue Code of 1986, as amended. References to specific sections of the Code shall be taken to be references to corresponding sections of any successor statute.

(d) “Committee” shall mean the committee of members of the Board designated as the Committee in Section 14.

(e) “Common Stock” shall mean the common stock of the Company.

(f) “Company” shall mean Lantronix, Inc., or any successor by merger or otherwise, and any Designated Subsidiary of the Company.

(g) “Compensation” shall mean all base gross earnings, commissions, overtime, and shift premium before giving effect to any compensation reductions made in connection with plans described in section 401(k) or 125 of the Code, but exclusive of payments for any other compensation.

(h) “Designated Subsidiary” shall mean any Subsidiary that has been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan. For purposes of the Plan, each of the following entities shall be deemed to have been designated by the Board as a Designated Subsidiary: (i) Lantronix Europe GmbH; (ii) Lantronix Netherlands B.V.; (iii) Lantronix UK Ltd.; (iv) Lantronix Hong Kong Limited; and (v) Japan Lantronix K.K.

(i) “Employee” shall mean any individual whom the Company in its discretion classifies as an employee of the Company for tax purposes. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

(j) “Enrollment Date” shall mean the first Trading Day of each Offering Period.

(k) “Exercise Date” shall mean the last Trading Day of each Purchase Period.

(l) “Fair Market Value” shall mean, as of any date, the value of Common Stock determined as follows:

(1) The per share closing price of the Common Stock as reported on the NASDAQ Stock Market on that date (or if there was no reported closing price on such date, on the last preceding date on which the closing price was reported);

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(2) If the Common Stock is not then listed on the NASDAQ Stock Market, the per share closing price of the Common Stock on such other principal U.S. national securities exchange on which the Common Stock is listed (or if there was no reported closing price on such date, on the last preceding date on which the closing price was reported);

(3) If the Common Stock is not listed on any U.S. national securities exchange but is quoted in an inter-dealer quotation system on a last sale basis, the final ask price of the Common Stock reported on such date (or, if there is no such sale on such date, then on the last preceding date on which a sale was reported); or

(4) If the Common Stock is neither listed on a U.S. national securities exchange nor quoted on an inter-dealer quotation system on a last sale basis, the Fair Market Value shall be determined by the Committee in its sole discretion using appropriate criteria.

(m) “Offering Periods” shall mean the periods established pursuant to Section 4.

(n) “Plan” shall mean this Lantronix, Inc. 2013 Employee Stock Purchase Plan, as amended from time to time.

(o) “Plan Administrator” shall mean the Company acting through its authorized officers.

(p) “Purchase Period” shall mean, except as otherwise determined by the Committee, the six (6) month period commencing on the next Trading Day following the preceding Exercise Date and ending with the next Exercise Date, except that the first Purchase Period of any Offering Period shall commence on the Enrollment Date and end with the next Exercise Date.

(q) “Purchase Price” shall mean 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower; provided however, that the Purchase Price may be adjusted by the Board pursuant to Section 20.

(r) “Reserves” shall mean the number of shares of Common Stock covered by each option under the Plan that have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

(s) “Subsidiary” shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

(t) “Trading Day” shall mean a day on which the NASDAQ Stock Market (or such other principal U.S. national securities exchange Common Stock is listed) is open for trading.

3. Eligibility.

(a) All Employees who are employed by the Company at least one (1) day before a given Enrollment Date shall be eligible to participate in the Plan.

(b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) to the extent that, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any parent or subsidiary corporation, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and any parent or subsidiary corporation accrues at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

4. Offering Periods.

(a) Plan Implementation. The Plan shall be implemented by consecutive, overlapping Offering Periods with a new Offering Period commencing on May 16, 2013 and on each subsequent November 16 and May 16, or on such other date or dates as the Board or the Committee shall determine, and continuing thereafter until terminated in accordance with Section 20 hereof.

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(b) Offering Period Duration. Each Offering Period shall be for a period of twenty-four (24) months during which an option granted pursuant to the Plan may be exercised.

(c) Automatic Transfer to Lower Price Offering Period. To the maximum extent reasonably permitted by any applicable laws, regulations, rules of the NASDAQ Stock Market (or such other principal U.S. national securities exchange on which the Common Stock is listed), if the Fair Market Value of the Common Stock on the Enrollment Date of a new Offering Period is lower than the Fair Market Value of the Common Stock on the Enrollment Date of the immediately preceding Offering Period, then all participants in the immediately preceding Offering Period shall be automatically withdrawn from such Offering Period immediately after the exercise of their option on the Exercise Date immediately preceding the new Offering Period and automatically re-enrolled in the new Offering Period as of the first day thereof.

(d) Changes in Offering Period. The Board or the Committee shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without stockholder approval if notice of such change is announced to Employees at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

5. Participation.

(a) An Employee may become a participant in the Plan by completing an Authorization Form and filing it with the Plan Administrator prior to the applicable Enrollment Date.

(b) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

6. Payroll Deductions.

(a) At the time a participant files his or her Authorization Form, he or she shall elect to have payroll deductions made on each payday during the Offering Period in an amount not exceeding fifteen percent (15%) of the Compensation which he or she receives on each pay day during the Offering Period (or such other percentage as may be established by the Board or the Committee from time to time in its sole discretion).

(b) All payroll deductions made for a participant shall be credited to his or her account under the Plan and shall be withheld in whole percentages only. A participant may not make any additional payments into such account.

(c) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by filing with the Plan Administrator a new Authorization Form authorizing a change in payroll deduction rate. The Board or the Committee may, in its discretion, limit the number of participation rate changes during any Offering Period. Any such reduction or increase would be effective beginning with the first Purchase Period that begins no earlier than 5 business days after the Plan Administrator’s receipt of a new Authorization Form from the participant, unless otherwise determined by the Plan Administrator. A participant’s Authorization Form shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

(d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a participant’s payroll deductions may be decreased to zero percent (0%) at any time during a Purchase Period. Payroll deductions shall recommence at the rate provided in such participant’s Authorization Form at the beginning of the first Purchase Period that is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

(e) At the time the option is exercised, in whole or in part, or at the time some or all of the Company’s Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company’s federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option. If the participant makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any shares of Common Stock issued to such participant pursuant to the exercise of an option, and such disposition occurs within the two-year period commencing on the day after the Offering Date or within the one-year period commencing on the day after the exercise date, such participant shall, within five (5) days of such disposition, notify the Company thereof. In addition, in order to satisfy the requirement to withhold the amount (if any) of federal, state or local taxes that the Company or Subsidiary determines is applicable, the Company and any Subsidiary may deduct such amount from any other compensation payable to the Participant.

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7. Grant of Option. On the Enrollment Date of each Offering Period, each Employee participating in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company’s Common Stock determined by dividing such Employee’s payroll deductions accumulated prior to such Exercise Date and retained in the participant’s account as of the Exercise Date by the applicable Purchase Price; provided that any purchases shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. The Board or the Committee may, for future Offering Periods, increase or decrease, in its absolute discretion, the maximum number of shares of the Company’s Common Stock an Employee may purchase during each Purchase Period of such Offering Period. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof. The option shall expire on the last day of the Offering Period.

8. Exercise of Option.

(a) Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to the option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares shall be purchased; any payroll deductions accumulated in a participant’s account which are not sufficient to purchase a full share shall be retained in the participant’s account for the subsequent Purchase Period or Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof. Any other monies left over in a participant’s account after the Exercise Date shall be returned to the participant. During a participant’s lifetime, a participant’s option to purchase shares hereunder is exercisable only by him or her.

(b) If the Board or the Committee determines that, on a given Exercise Date, the number of shares with respect to which options are to be exercised may exceed (i) the number of shares of Common Stock that were available for sale under the Plan on the Enrollment Date of the applicable Offering Period, or (ii) the number of shares available for sale under the Plan on such Exercise Date, the Board may in its sole discretion (x) provide that the Company shall make a pro rata allocation of the shares of Common Stock available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and continue all Offering Periods then in effect, or (y) provide that the Company shall make a pro rata allocation of the shares available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and terminate any or all Offering Periods then in effect pursuant to Section 20 hereof. The Company may make pro rata allocations of the shares available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares for issuance under the Plan by the Company’s stockholders subsequent to such Enrollment Date.

9. Delivery. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each participant, as appropriate, the shares purchased upon exercise of his or her option in a certificate or uncertificated form.

10. Withdrawal.

(a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to Plan Administrator which is received at least ten (10) days prior to the Exercise Date (or such other notice period as may be established by the Plan Administrator from time to time in its sole discretion). All of the participant’s payroll deductions credited to his or her account shall be paid to such participant promptly after receipt of notice of withdrawal and such participant’s option for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Plan Administrator a new Authorization Form.

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(b) A participant’s withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan that may hereafter be adopted by the Company or in succeeding Offering Periods that commence after the termination of the Offering Period from which the participant withdraws.

11. Termination of Employment. Upon a participant’s ceasing to be an Employee, for any reason, he or she shall be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant’s account during the Offering Period but not yet used to exercise the option shall be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 15 hereof, and such participant’s option shall be automatically terminated.

12. Interest. No interest shall accrue on the payroll deductions of a participant in the Plan.

13. Stock.

(a) Subject to adjustment upon changes in capitalization of the Company as provided in Section 19 hereof, the maximum number of shares of the Company’s Common Stock which shall be made available for future sale under the Plan with respect to Exercise Dates shall be One Million Three Hundred Thousand (1,300,000) shares, effective as of the effective date of the amendment of the Plan (as provided in Section 1).

(b) The participant shall have no interest or voting rights in shares covered by his or her option until such option has been exercised.

(c) Shares to be delivered to a participant under the Plan shall be registered in the name of the participant or in the name of the participant and his or her spouse.

14. Administration. The “Committee” shall mean the Compensation Committee of the Board, a subcommittee thereof formed by the Compensation Committee to act as the Committee hereunder or such other committee of members of the Board as delegated by the Board. The Board or the Committee shall administer the Plan. The Board or the Committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or the Committee shall, to the full extent permitted by law, be final and binding upon all parties. The Company will pay all expenses incurred in the administration of the Plan. No member of the Committee or individual acting on behalf of the Plan Administrator shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan, and all members of the Committee and individuals acting on behalf of the Plan Administrator shall be fully indemnified by the Company with respect to any such good faith action, determination or interpretation.

15. Designation of Beneficiary.

(a) A participant may file with the Plan Administrator a written designation of a beneficiary who is to receive any shares and cash from the participant’s account under the Plan in the event of such participant’s death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file with the Plan Administrator a written designation of a beneficiary who is to receive any cash from the participant’s account under the Plan in the event of such participant’s death prior to the exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

(b) Such designation of beneficiary may be changed by the participant at any time by written notice to the Plan Administrator. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant’s death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

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16. Transferability. Neither payroll deductions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

17. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

18. Reports. Individual accounts shall be maintained for each participant in the Plan. Statements of account shall be given to participating Employees at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

19. Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Asset Sale.

(a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the Reserves, the maximum number of shares each participant may purchase each Purchase Period (pursuant to Section 7), as well as the price per share and the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, extraordinary cash dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration”. Such adjustment shall be made by the Board or the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

(b) Dissolution or Liquidation. In the event of a proposed dissolution or liquidation of the Company, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the “New Exercise Date”), and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Board. The New Exercise Date shall be before the date of the Company’s proposed dissolution or liquidation. The Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant’s option has been changed to the New Exercise Date and that the participant’s option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

(c) Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, any Purchase Periods then in progress shall be shortened by setting a new Exercise Date (the “New Exercise Date”) and any Offering Periods then in progress shall end on the New Exercise Date. The New Exercise Date shall be before the date of the Company’s proposed sale or merger. The Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant’s option has been changed to the New Exercise Date and that the participant’s option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

20. Amendment or Termination.

(a) The Board may at any time and for any reason terminate or amend the Plan. Except as provided in Section 19 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board on any Exercise Date if the Board determines that the termination of the Offering Period or the Plan is in the best interests of the Company and its stockholders. Except as provided in Section 19 and this Section 20 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or rule of the NASDAQ Stock Market or such other principal U.S. national securities exchange Common Stock is listed), the Company shall obtain stockholder approval in such a manner and to such a degree as required.

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(b) Without stockholder approval and without regard to whether any participant rights may be considered to have been “adversely affected,” the Board or the Committee shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant’s Compensation, and establish such other limitations or procedures as the Board or the Committee determines in its sole discretion advisable which are consistent with the Plan.

(c) In the event the Board determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequences including, but not limited to:

(1) altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price;

(2) shortening any Offering Period so that the Offering Period ends on a new Exercise Date, including an Offering Period underway at the time of the Board action; and

(3) allocating shares.

Such modifications or amendments shall not require stockholder approval or the consent of any Plan participants.

21. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

22. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of the NASDAQ Stock Market (or any other principal U.S. national securities exchange on which the Common Stock may then be listed), and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

23. Term of Plan. On September 18, 2012, the Board approved the 2013 Employee Stock Purchase Plan, as amended, subject to and effective upon stockholder approval at the Company’s 2013 Annual Meeting of Stockholders. The Plan shall continue in effect for a period of ten (10) years following the Effective Date unless earlier terminated by the Board.

24. Miscellaneous.

(a) Administrative Costs. The Company shall pay the administrative expenses associated with the operation of the Plan (other than brokerage commissions resulting from sales of Common Stock directed by Employees).

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(b) No Employment Rights. Participation in the Plan shall not give an Employee any right to continue in the employment of the Company, and shall not affect the right of the Company to terminate the Employee’s employment at any time, with or without cause.

(c) Repurchase of Stock. The Company shall not be required to purchase or repurchase from any Employee any of the shares of Common Stock that the Employee acquires under the Plan.

(d) Internal Revenue Code and ERISA Considerations. The Plan is intended to constitute an “employee stock purchase plan” within the meaning of section 423 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder. The provisions of the Plan, accordingly, shall be construed so as to comply with the requirements of that section of the Code or any successor provision, and the regulations thereunder. The Plan is not intended and shall not be construed as constituting an “employee benefit plan,” within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended.

(e) Headings, Captions, Gender. The headings and captions herein are for convenience of reference only and shall not be considered as part of the text. The masculine shall include the feminine, and vice versa.

(f) Severability of Provisions, Prevailing Law. The provisions of the Plan shall be deemed severable. If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part by a court of competent jurisdiction or by reason of a change in a law or regulation, such provision shall (a) be deemed limited to the extent that such court of competent jurisdiction deems it lawful, valid and/or enforceable and as so limited shall remain in full force and effect, and (b) not affect any other provision of the Plan or part thereof, each of which shall remain in full force and effect. The Plan shall be governed by the laws of the State of Delaware to the extent such laws are not in conflict with, or superseded by, federal law.

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Appendix C – Bylaws, Section 2.5 Amendment

2.5 Advance Notice Procedures

(a)	Advance Notice of Stockholder Business

At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be brought: (A) pursuant to the corporation’s proxy materials with respect to such meeting, (B) by or at the direction of the board of directors, or (C) by a stockholder of the corporation who (1) is a stockholder of record at the time of the giving of the notice required by this Section 2.5(a) and on the record date for the determination of stockholders entitled to vote at the annual meeting and (2) has timely complied in proper written form with the notice procedures set forth in this Section 2.5(a). In addition, for business to be properly brought before an annual meeting by a stockholder, such business must be a proper matter for stockholder action pursuant to these bylaws and applicable law. For the avoidance of doubt, clause (C) above shall be the exclusive means for a stockholder to bring business before an annual meeting of stockholders.

To comply with clause (C) of Section 2.5(a) above, a stockholder’s notice must set forth all information required under this Section 2.5(a) and must be timely received by the secretary of the corporation. To be timely, a stockholder’s notice shall be delivered to, or mailed and received by, the Secretary of the Corporation at the principal executive offices of the corporation not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting of stockholders; provided, however, that in the event that the date of the annual meeting is advanced more than 30 days prior to such anniversary date or delayed more than 70 days after such anniversary date then to be timely such notice must be received by the corporation no earlier than 120 days prior to such annual meeting and no later than the later of 70 days prior to the date of the meeting or the 10th day following the day on which Public Announcement (as defined below) of the date of the meeting was first made by the corporation. In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of a stockholder’s notice as described in this Section 0. “Public Announcement” shall mean disclosure in a press release reported by a national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission (the “Commission”) pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended, or any successor thereto (the “1934 Act”).

(i) To be in proper written form, a stockholder’s notice to the secretary must set forth as to each matter of business the stockholder intends to bring before the annual meeting: (1) a brief description of the business intended to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (2) the name and address, as they appear on the corporation’s books, of the stockholder proposing such business and any Stockholder Associated Person (as defined below), (3) the class and number of shares of the corporation that are held of record or are beneficially owned by the stockholder or any Stockholder Associated Person and any derivative positions held or beneficially held by the stockholder or any Stockholder Associated Person, (4) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of such stockholder or any Stockholder Associated Person with respect to any securities of the corporation, and a description of any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit from share price changes for, or to increase or decrease the voting power of, such stockholder or any Stockholder Associated Person with respect to any securities of the corporation, (5) any material interest of the stockholder or a Stockholder Associated Person in such business, and (6) a statement whether either such stockholder or any Stockholder Associated Person will deliver a proxy statement and form of proxy to holders of at least the percentage of the corporation’s voting shares required under applicable law to carry the proposal (such information provided and statements made as required by clauses (1) through (6), a “Business Solicitation Statement”). In addition, to be in proper written form, a stockholder’s notice to the secretary must be supplemented not later than ten days following the record date to disclose the information contained in clauses (3) and (4) above as of the record date. For purposes of this Section 2.5, a “Stockholder Associated Person” of any stockholder shall mean (i) any person controlling, directly or indirectly, or acting in concert with, such stockholder, (ii) any beneficial owner of shares of stock of the corporation owned of record or beneficially by such stockholder and on whose behalf the proposal or nomination, as the case may be, is being made, or (iii) any person controlling, controlled by or under common control with such person referred to in the preceding clauses (i) and (ii).

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(ii) Without exception, no business shall be conducted at any annual meeting except in accordance with the provisions set forth in this Section 2.5(a) and, if applicable, Section 2.5(b). In addition, business proposed to be brought by a stockholder may not be brought before the annual meeting if such stockholder or a Stockholder Associated Person, as applicable, takes action contrary to the representations made in the Business Solicitation Statement applicable to such business or if the Business Solicitation Statement applicable to such business contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading. The chairperson of the annual meeting shall, if the facts warrant, determine and declare at the annual meeting that business was not properly brought before the annual meeting and in accordance with the provisions of this Section 2.5(a), and, if the chairperson should so determine, he or she shall so declare at the annual meeting that any such business not properly brought before the annual meeting shall not be conducted.

(b)	Advance Notice of Director Nominations at Annual Meetings

Notwithstanding anything in these bylaws to the contrary, only persons who are nominated in accordance with the procedures set forth in this Section 2.5(b) shall be eligible for election or re-election as directors at an annual meeting of stockholders. Nominations of persons for election to the board of directors of the corporation shall be made at an annual meeting of stockholders only (A) by or at the direction of the board of directors or (B) by a stockholder of the corporation who (1) was a stockholder of record at the time of the giving of the notice required by this Section 2.5(b) and on the record date for the determination of stockholders entitled to vote at the annual meeting and (2) has complied with the notice procedures set forth in this Section 2.5(b). In addition to any other applicable requirements, for a nomination to be made by a stockholder, the stockholder must have given timely notice thereof in proper written form to the secretary of the corporation.

(i) To comply with clause (B) of Section 2.5(b) above, a nomination to be made by a stockholder must set forth all information required under this Section 2.5(b) and must be received by the secretary of the corporation at the principal executive offices of the corporation at the time set forth in, and in accordance with, the final three sentences of Section 2.5(a)(i) above.

(ii) To be in proper written form, such stockholder’s notice to the secretary must set forth:

(1) as to each person (a “nominee”) whom the stockholder proposes to nominate for election or re-election as a director: (A) the name, age, business address and residence address of the nominee, (B) the principal occupation or employment of the nominee, (C) the class and number of shares of the corporation that are held of record or are beneficially owned by the nominee and any derivative positions held or beneficially held by the nominee, (D) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of the nominee with respect to any securities of the corporation, and a description of any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit of share price changes for, or to increase or decrease the voting power of the nominee, (E) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, (F) a written statement executed by the nominee acknowledging that as a director of the corporation, the nominee will owe a fiduciary duty under Delaware law with respect to the corporation and its stockholders, and (G) any other information relating to the nominee that would be required to be disclosed about such nominee if proxies were being solicited for the election of the nominee as a director, or that is otherwise required, in each case pursuant to Regulation 14A under the 1934 Act (including without limitation the nominee’s written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected); and

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(2) as to such stockholder giving notice, (A) the information required to be provided pursuant to clauses (2) through (5) of Section 2.5(a)(i) above, and the supplement referenced in the second sentence of Section 2.5(a)(i) above (except that the references to “business” in such clauses shall instead refer to nominations of directors for purposes of this paragraph), and (B) a statement whether either such stockholder or Stockholder Associated Person will deliver a proxy statement and form of proxy to holders of a number of the corporation’s voting shares reasonably believed by such stockholder or Stockholder Associated Person to be necessary to elect such nominee(s) (such information provided and statements made as required by clauses (A) and (B) above, a “Nominee Solicitation Statement”).

(iii) At the request of the board of directors, any person nominated by a stockholder for election as a director must furnish to the secretary of the corporation (1) that information required to be set forth in the stockholder’s notice of nomination of such person as a director as of a date subsequent to the date on which the notice of such person’s nomination was given and (2) such other information as may reasonably be required by the corporation to determine the eligibility of such proposed nominee to serve as an independent director of the corporation or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee; in the absence of the furnishing of such information if requested, such stockholder’s nomination shall not be considered in proper form pursuant to this Section 2.5(b).

(iv) Without exception, no person shall be eligible for election or re-election as a director of the corporation at an annual meeting of stockholders unless nominated in accordance with the provisions set forth in this Section 2.5(b). In addition, a nominee shall not be eligible for election or re-election if a stockholder or Stockholder Associated Person, as applicable, takes action contrary to the representations made in the Nominee Solicitation Statement applicable to such nominee or if the Nominee Solicitation Statement applicable to such nominee contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading. The chairperson of the annual meeting shall, if the facts warrant, determine and declare at the annual meeting that a nomination was not made in accordance with the provisions prescribed by these bylaws, and if the chairperson should so determine, he or she shall so declare at the annual meeting, and the defective nomination shall be disregarded.

(v) In all cases, to be eligible to be a nominee for election or reelection as a director of the corporation or to be considered by the Board to fill any vacancies pursuant to Article III, Section 3.4 of these bylaws, a person must deliver to the secretary of the corporation at the principal executive offices of the corporation a written representation and agreement (in the form provided by the secretary upon written request) that such person will abide by the requirements of Article III, Section 3.3 (b) of these Bylaws. .

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(c) Advance Notice of Director Nominations for Special Meetings

(i) For a special meeting of stockholders at which directors are to be elected pursuant to Section 2.5, nominations of persons for election to the board of directors shall be made only (1) by or at the direction of the board of directors or (2) by a stockholder of the corporation who (A) was a stockholder of record at the time of the giving of the notice required by this Section 2.5(c) and on the record date for the determination of stockholders entitled to vote at the special meeting and (B) delivers a timely written notice of the nomination to the secretary of the corporation that includes the information set forth in Sections 2.5(b)(ii) and 2.5(b)(iii) above. To be timely, such notice must be received by the secretary of the corporation at the principal executive offices of the corporation not earlier than 120 days prior to the date of the special meeting nor later than the close of business on the later of the 90th day prior to such special meeting or the tenth day following the day on which Public Announcement is first made of the date of the special meeting. A person shall not be eligible for election or re-election as a director at a special meeting unless the person is nominated (i) by or at the direction of the board of directors or (ii) by a stockholder in accordance with the notice procedures set forth in this Section 2.5(c). In addition, a nominee shall not be eligible for election or re-election if a stockholder or Stockholder Associated Person, as applicable, takes action contrary to the representations made in the Nominee Solicitation Statement applicable to such nominee or if the Nominee Solicitation Statement applicable to such nominee contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading. In all cases, to be eligible to be a nominee for election or reelection as a director of the corporation or to be considered by the Board to fill any vacancies pursuant to Article III, Section 3.4 of these bylaws, a person must deliver to the secretary of the corporation at the principal executive offices of the corporation a written representation and agreement (in the form provided by the secretary upon written request) that such person will abide by the requirements of Article III, Section 3.3 (b) of these Bylaws.

(ii) The chairperson of the special meeting shall, if the facts warrant, determine and declare at the meeting that a nomination or business was not made in accordance with the procedures prescribed by these bylaws, and if the chairperson should so determine, he or she shall so declare at the meeting, and the defective nomination or business shall be disregarded.

(d) Other Requirements and Rights

In addition to the foregoing provisions of this Section 2.5, a stockholder must also comply with all applicable requirements of state law and of the 1934 Act and the rules and regulations thereunder with respect to the matters set forth in this Section 2.5, including, with respect to business such stockholder intends to bring before the annual meeting that involves a proposal that such stockholder requests to be included in the corporation’s proxy statement, the requirements of Rule 14a-8 (or any successor provision) under the 1934 Act. Nothing in this Section 2.5 shall be deemed to affect any right of the corporation to omit a proposal from the corporation’s proxy statement pursuant to Rule 14a-8 (or any successor provision) under the 1934 Act.

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Appendix D – Bylaws, Section 3.3 Amendment

3.3 ELECTION AND TERM OF OFFICE OF DIRECTORS

(a) A director shall hold office from the effective date of such director's election until the next annual meeting of stockholders and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement or removal from office.

(b) Each director to be elected by stockholders shall be elected by the vote of a majority of the votes cast with respect to the director at any meeting for the election of directors at which a quorum is present by the holders of shares present in person or represented by proxy and entitled to vote on the election of directors; provided that if as of a date that is fourteen (14) days in advance of the date the corporation files its definitive proxy statement (regardless of whether or not thereafter revised or supplemented) with the U.S. Securities and Exchange Commission the number of nominees exceeds the number of directors to be elected, directors shall be elected by the vote of a plurality of the shares represented in person or by proxy at any such meeting and entitled to vote on the election of directors. For purposes of this subparagraph (b), a majority of the votes cast means that the number of shares voted “for” a director must exceed the number of votes cast “against” that director’s election. Votes cast shall exclude abstentions and broker non-votes with respect to that director’s election. If directors are to be elected by a plurality, stockholders shall be permitted to withhold votes from a nominee but shall not be permitted to vote against a nominee.

The Corporate Governance and Nominating Committee has established procedures under which any director who is not elected shall offer his or her resignation to the Board. In all cases, to be eligible to be a nominee for election or re-election as a director of the corporation or to be considered by the Board to fill any vacancies pursuant to Article III, Section 3.4, a person must deliver to the Secretary of the corporation at the principal executive offices of the corporation a written representation and agreement (in the form provided by the Secretary upon written request) that such person will abide by such requirements.

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LANTRONIX, INC.
167 Technology Drive
Irvine, CA 92618

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2

1 1

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CONTROL # → 000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors Nominees	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

01 Bernhard Bruscha   02 Kurt Busch   03 Bruce Edwards   04 Paul Folino   05 Hoshi Printer

The Board of Directors recommends you vote FOR the following proposals:

For address change/comments, mark here. ☐
(see reverse for instructions)

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Signature [PLEASE SIGN WITHIN BOX]   Date

JOB #

Signature (Joint Owners)   Date

SHARES
CUSIP #
SEQUENCE #

02 0000000000

0000150095_1 R1.0.0.11699

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com .

LANTRONIX, INC.
2012 Annual Meeting of Stockholders
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF LANTRONIX, INC.

The undersigned stockholder(s) of LANTRONIX, INC., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated October 3, 2012, and hereby appoints Kurt Busch and Jeremy Whitaker, or either of them, proxies and attorneys-in-fact, each with full power of substitution, for and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of Lantronix, Inc. to be held on November 12, 2012 at 9:00 a.m., local time, at Lantronix's Corporate Headquarters, 167 Technology Drive, Irvine, CA 92618, and at any adjournment(s) or postponement(s) thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if personally present, on the matters set forth on the reverse side.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED: (1) "FOR" THE ELECTION OF THE NOMINEES AS DIRECTORS; (2) "FOR" THE RATIFICATION OF SQUAR, MILNER, PETERSON, MIRANDA & WILLIAMSON, LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING ON JUNE 30, 2013; (3) "FOR" THE PROPOSAL TO APPROVE AND ADOPT THE COMPANY'S AMENDED AND RESTATED 2010 STOCK INCENTIVE PLAN WHICH INCREASES THE AGGREGATE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE UNDER THE PLAN FROM 1,350,000 TO 2,700,000; (4) "FOR" THE PROPOSAL TO APPROVE AND ADOPT THE COMPANY'S 2013 EMPLOYEE STOCK PURCHASE PLAN; (5) "FOR" THE PROPOSAL TO APPROVE AND ADOPT AN AMENDMENT TO ARTICLE II, SECTION 2.5 OF THE COMPANY'S AMENDED AND RESTATED BYLAWS REGARDING ADVANCE NOTICE PROCEDURES; AND (6) "FOR" THE PROPOSAL TO APPROVE AND ADOPT AN AMENDMENT TO ARTICLE III, SECTION 3.3 OF THE COMPANY'S AMENDED AND RESTATED BYLAWS REGARDING THE ELECTION OF DIRECTORS.

Address change/comments:

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(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000150095_2 R1.0.0.11699